SECURITIES TRADING POLICY
Dreyfus Nonmanagement Board Member Edition

                                                                      9/03

INTRODUCTION      The   SECURITIES   TRADING   POLICY  (the  "Policy")  is
                  designed to reinforce  the  reputation  for integrity of
                  The   Dreyfus    Corporation   and   its    subsidiaries
                  (collectively,   "Dreyfus")   by   avoiding   even   the
                  appearance of impropriety in the conduct of their businesses

SPECIAL EDITION   This   edition   of  the   Policy   has  been   prepared
                  specifically   for  Board  Members  of  the   investment
                  companies advised by Dreyfus (each a "Fund").

NONMANAGEMENT     You are  considered to be a  Nonmanagement  Board Member
BOARD MEMBER      if you are a director  or trustee of any Fund who is not
                  also an officer or employee of Dreyfus.

INDEPENDENT       The term  "Independent  Mutual Fund Board  Member" means
MUTUAL FUND       those  Nonmanagement  Board  Members  who are not deemed
BOARD MEMBER      "interested  persons"  of their  Fund(s),  as defined by
                  the Investment Company Act of 1940, as amended.

STANDARDS OF      OUTSIDE ACTIVITIES
CONDUCT FOR
NONMANAGEMENT     o       Nonmanagement  Board Members are prohibited from
BOARD MEMBERS             accepting  nomination  or serving as a director,
                          trustee  or  managing   general  partner  of  an
                          investment  company not  advised by Dreyfus,  or
                          accepting   employment   with  or  acting  as  a
                          consultant  to any person acting as a registered
                          investment  adviser  to an  investment  company,
                          without the express prior  approval of the board
                          of  directors/trustees  of the pertinent Fund(s)
                          for which the Nonmanagement  Board Member serves
                          as   a    director/trustee.    In    any    such
                          circumstance, management of Dreyfus must be given advance notice by the Nonmanagement Board
                          Member of his/her request in order to allow management to provide its input, if any, for the relevant Fund board of directors/trustees' consideration.

                  o       Independent   Mutual  Fund  Board   Members  are
                          prohibited from owning Mellon securities (since that would destroy their independent status).

                  Insider Trading and Tipping
                  Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities(insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable. Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                  o       a   proposal   or   agreement   for  a   merger,
                          acquisition or divestiture, or for the sale or purchase of substantial assets

                  o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                  o       dividend declarations or changes;

                  o       extraordinary borrowings or liquidity problems;

                  o       defaults   under   agreements   or   actions  by
                          creditors, customers or suppliers relating to a company's credit standing;

                  o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                  o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                  o a proposal or agreement concerning a financial restructuring;

                  o proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                  o       significant expansion or contraction of
                          operations;

                  o information about major contracts or increases or decreases in orders;


                  o the institution of, or a development in, litigation or a regulatory proceeding;

                  o developments regarding a company's senior management;

                  o information about a company received from a director of that company; and

                  o       information   regarding  a  company's   possible
                          noncompliance  with   environmental   protection
                          laws.

                  This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                  "Nonpublic"-  Information  about a company is  nonpublic
                  if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                  If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources)and that enough time has passed to allow wide dissemination of the information.
                  While   information   appearing  in  widely   accessible
                  sources--such    as   in    newspapers    or    on    the
                  internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information
                  might   take   longer  to  become   public   than  would
                  information that is easily understood by the average investor.

                  CONFLICT OF INTEREST--No Nonmanagement Board Member may recommend a securities transaction for any Fund without
                  disclosing   any   interest   he  or  she  has  in  such
                  securities  or  the  issuer   thereof   (other  than  an
                  interest in publicly traded securities where the total investment is less than or equal to $25,000),including:

                  o       any direct or indirect ownership of any
                          securities of such issuer;

                  o       any contemplated transaction by the
                          Nonmanagement Board Member in such securities;

                  o       any position with such issuer or its affiliates;
                          and

                  o any present or proposed business relationship between such issuer or its affiliates and the Nonmanagement Board Member or any party in which the Nonmanagement Board Member has an ownership interest (see "indirect ownership" in the Glossary).

                  PORTFOLIO INFORMATION--No Nonmanagement Board Member may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of any Fund to anyone unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so

                  MATERIAL NONPUBLIC INFORMATION--No Nonmanagement Board Member may engage in or recommend any securities transaction, for his or her own benefit or for the benefit of others, including any Fund, while in possession of material nonpublic information. No Nonmanagement Board Member may communicate material nonpublic information to others unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

PRECLEARANCE FOR  Nonmanagement Board Members are permitted to engage in
PERSONAL          personal securities transactions without obtaining
SECURITIES        prior approval from the Preclearance Compliance Officer.
TRANSACTIONS



PERSONAL          o       INDEPENDENT   MUTUAL   FUND  BOARD   MEMBERS--Any
SECURITIES                Independent   Mutual  Fund  Board   Member,   as
TRANSACTIONS              defined   above,   who   effects  a   securities
REPORTS                   transaction  where  he or  she  knew,  or in the
                          ordinary   course  of  fulfilling   his  or  her
                          official  duties should have known,  that during
                          the  15-day  period  immediately   preceding  or
                          after  the  date of such  transaction  the  same
                          security  was  purchased  or sold,  or was being
                          considered  for  purchase  or sale,  by  Dreyfus
                          (including any Fund or other account  managed by
                          Dreyfus),  is required  to report such  personal
                          securities transaction.  In the event a personal
                          securities  transaction  report is required,  it
                          must   be   submitted   to   the    Preclearance
                          Compliance  Officer  not  later  than  ten  days
                          after the end of the  calendar  quarter in which
                          the  transaction to which the report relates was
                          effected.  The report  must  include the date of
                          the transaction,  the title and number of shares
                          or principal amount of the security,  the nature
                          of the transaction (e.g., purchase,  sale or any
                          other type of acquisition or  disposition),  the
                          price at which the  transaction was effected and
                          the name of the broker or other  entity  with or
                          through whom the transaction was effected.  This
                          reporting   requirement   can  be  satisfied  by
                          sending  a copy  of the  confirmation  statement
                          regarding such  transaction to the  Preclearance
                          Compliance   Officer   within  the  time  period
                          specified.

                  o "INTERESTED" MUTUAL FUND BOARD MEMBERS--Mutual Fund Board Members who are "interested persons" of a Fund, as defined by the Investment Company Act of 1940, are required to report their
                          personal   securities   transactions.   Personal
                          securities transaction reports are required to be submitted to the Preclearance Compliance Officer not later than ten days after the end
                          of   the   calendar   quarter   in   which   the
                          transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition),the price at which the transaction was effected and the name of the broker or other entity with or
                          through  whom  the   transaction  was  effected.
                          This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transaction to the Preclearance
                          Compliance   Officer   within  the  time  period
                          specified.


EXEMPTIONS FROM   Notwithstanding the foregoing, securities transaction
REPORTING         reports are not required for the following transactions:
REQUIREMENTS
                     purchases or sales of "exempt securities" (see
                     Glossary);

                     purchases or sales effected in any account over which the Nonmanagement Board Member has no direct or indirect control over the investment decision-making process (i.e., non-discretionary trading accounts);

                     transactions  which are non-volitional on the part of
                     the   Nonmanagement   Board  Member  (such  as  stock
                     dividends);

                     purchases which are part of an automatic reinvestment of dividends under a DRIP;

                     purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer; and\or sales of rights acquired from an issuer, as described above.

                  CONFIDENTIAL TREATMENT
                  THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL PERSONAL SECURITIES TRANSACTION REPORTS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

                  o ACCESS PERSON--As defined by Rule 17j-1 under the Investment Company Act of 1940, "access person" includes, with respect to a registered
                          investment   company,   any   director  of  such
                          investment company. Each Nonmanagement Board Member is therefore considered an access person of his or her respective Funds.

                  o APPROVAL--written consent or written notice of nonobjection.

                  o       ETHICS  OFFICE--the group within the Audit & Risk
                          Review    Department    of   Mellon   which   is
                          responsible   for   administering   the   ethics
                          program at Mellon, including the Securities Trading Policy.

                  o EXEMPT SECURITIES--exempt securities are defined as:

                          .     direct obligations of the government of the
                                United States;
                          .     bankers' acceptances;
                          .     bank certificates of deposit and time deposits;
                          .     commercial paper;
                          .     high quality short-term debt instruments;
                          .     repurchase agreements
                          .     securities issued by open-end investment
                                companies.

                  o INDIRECT OWNERSHIP--The securities laws of most jurisdictions attribute ownership of securities
                          to  someone  in  certain   circumstances,   even
                          though  the  securities  are  not  held  in that
                          person's   name.  The  definition  of  "indirect
                          ownership" that follows is used to determine whether securities held other than in your name are subject to the provisions of the Policy. It was designed to be consistent with various
                          securities  laws;  however,   there  can  be  no
                          assurance  that  attempted   adherence  to  this
                          definition will provide a defense under any particular law. Moreover, a determination of
                          indirect   owner   ship   requires   a  detailed
                          analysis    of   personal    and/or    financial
                          circumstances that are subject to change. It is the responsibility of each Nonmanagement Board Member to apply the definition below to his/her
                          own   circumstances.   Any  such   determination
                          should be based upon objective evidence (such as written documents), rather than subjective or intangible factors.

                  GENERAL STANDARD. Generally, you are the indirect owner of securities if, through any contract, arrangement, understanding, relationship or otherwise, you have the opportunity, directly or indirectly, to share at any time in any profit derived from a transaction in them (a "pecuniary interest").The following is guidance on the application of this definition to some common situations.

                  FAMILY MEMBERS. You are presumed to be an indirect owner of securities held by members of your immediate family who share the same household with you. "Immediate family" means your spouse, your children (including stepchildren, foster children, sons-in-law and daughters-in-law), your grandchildren, your parents (including stepparents, mothers-in-law and fathers-in-law), your grandparents and your siblings (including brothers-in-law, sisters-in-law and step brothers and sisters) and includes adoptive relationships. This presumption of ownership may be rebutted, but it will be difficult to do so if, with respect to the other person, you commingle any assets or share any expenses, you provide or receive any financial support, you influence investment decisions, you include them as a dependent for tax purposes or as a beneficiary under an employee benefit plan, or you are in any way financially codependent. Any attempt to disclaim indirect ownership with respect to family members who share your household must be based upon countervailing facts that you can prove in writing.

                  PARTNERSHIPS. If you are a general partner in a general or limited partnership, you are deemed to own your proportionate share of the securities owned by the partnership. Your "proportionate share" is the greater of your share of profits or your share of capital, as evidenced by the partnership agreement. Limited partners are not deemed to be owners of partnership securities absent unusual circumstances, such as influence over investment decisions.

                  SHAREHOLDERS OF CORPORATIONS. You are not deemed to own the securities held by a corporation in which you are a shareholder unless you are a controlling shareholder or you have or share investment control over the corporation's portfolio.

                  TRUSTS. Generally, parties to a trust will be deemed indirect owners of securities in the trust only if they have both a pecuniary interest in the trust and investment control over the trust. "Investment control" is the power to direct the disposition of the securities in the trust. Specific applications areas follows:

                          TRUSTEES: A trustee is deemed to have investment control over the trust unless there are at least three trustees and a majority is required for action. A trustee has a pecuniary interest in the trust if (i) the trustee is also a trust beneficiary, (ii) an immediate family member of the trustee (whether or not they share the same household) is a beneficiary, or (iii) the trustee receives certain types of performance-based fees.

                          SETTLORS: If you are the settlor of a trust (that is, the person who puts the assets into the trust), you are an indirect owner of the trust's assets if you have a pecuniary interest in the trust and you have or share investment control over the trust. You are deemed to have a pecuniary interest in the trust if you have the power to revoke the trust without any one else's consent or if members of your immediate family who share your household are beneficiaries of the trust.

                          BENEFICIARIES. If you or a member of your immediate family who shares your household is a beneficiary of a trust, you are deemed to have a pecuniary interest in the trust and will therefore be deemed an indirect owner of the trust's assets if you have or share investment control over the trust.

                          REMAINDER INTERESTS. Remainder interests are those that do not take effect until after some event that is beyond your control, such as the death of another person. Remainder interests are typically created by wills or trust instruments. You are not deemed to be an indirect owner of securities in which you only have a remainder interest provided you have no power, directly or indirectly, to exercise or share investment control or any other interest.

                          DERIVATIVE  SECURITIES.  You  are  the  indirect
                          owner of any security you have the right to acquire through the exercise or conversion of any option, warrant, convertible security or other derivative security, whether or not presently exercisable.

                  o       INVESTMENT   COMPANY--a   company   that   issues
                          securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and
                          sell  redeemable   securities   representing  an
                          undivided interest in the net assets of the company.

                  o INVESTMENT ETHICS COMMITTEE--committee that has oversight responsibility for issues related to
                          personal    securities    trading   by   certain
                          employees,     including    those    who    make
                          recommendations   or  decisions   regarding  the
                          purchase or sale of portfolio securities by Funds or other managed accounts. The committee
                          is   composed   of   investment,   legal,   risk
                          management,    audit   and   ethics   management
                          representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are determined by the Corporate Ethics Officer.

                  o MELLON--Mellon Financial Corporation and all of its direct and indirect subsidiaries.

                  o       NON-DISCRETIONARY   TRADING  ACCOUNT--an  account
                          over which you have no direct or indirect control over the investment decision making process.

                  o       PRECLEARANCE    COMPLIANCE    OFFICER--a   person
                          designated  by the Manager of the Ethics  Office
                          and/or  the  Investment   Ethics   Committee  to
                          administer,   among  other  things,   employees'
                          preclearance requests for a specific business unit.



NOTES





                                                     Securities Trading Policy
                                                               General Edition




                                                 September 2003

      Dear Employee:

      From Mellon's first day of business, in 1869, we have maintained an uncompromising culture that practices the highest standards of business ethics. We have built a system of guiding principles, Mellon's Shared Values, and have encouraged employees to live those values each day. For the benefit of our customers, our shareholders, our communities and each other, we expect no less than honorable behavior from one another when conducting Mellon business.

      Over the last couple of years, we have seen dramatic examples of the damage irresponsible or unethical business behavior can have on an individual or a corporation. To help employees make the right decisions for Mellon and our constituents, we have developed a comprehensive CODE OF CONDUCT and Corporate Policies and Procedures that help guide our actions.

      One of our most important policies, the SECURITIES TRADING
      Policy, is intended to secure each employee's commitment to continued service with integrity. Because your personal investments can lead to conflicts of interest, you must fully understand and comply with the investment guidelines contained in Mellon's SECURITIES TRADING POLICY.

      In business, building a reputation of integrity can take the hard work of many employees over many years. As recent high-profile business failures have demonstrated, it doesn't take nearly as much time or as many employees to damage or altogether destroy that reputation.

      At Mellon, maintaining the reputation we've earned for more than 130 years of honest, open business practices is the responsibility of every employee. We can do so by remaining diligent in our strict adherence to Mellon's CODE OF CONDUCT and all of Mellon's Corporate Policies and Procedures, particularly the SECURITIES TRADING POLICY. If you are new to Mellon, please take the time to fully understand the policy, and consult it whenever you are unsure about appropriate activity. If you have seen the policy before, I urge you to renew your understanding of the entire document and the ways in which it applies to you.

      Sincerely yours,


      /s/ Marty McGuinn
          Chairman and Chief Executive Officer



TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                         PAGE #

    INTRODUCTION
                                                                              1

    CLASSIFICATION OF EMPLOYEES
                                                                            2-3
     Insider Risk Employee
     Investment Employee                                                      2
     Access Decision Maker (ADM)
     Other Employee                                                         2-3
     Consultants, Independent Contractors and Temporary Employees
                                                                              3

                                                                              3

                                                                              3

    PERSONAL SECURITIES TRADING PRACTICES

     SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES
             Table of Contents                                             4-17
             Quick Reference - Insider Risk Employees
             Standards of Conduct for Insider Risk Employees                  4
             Restrictions on Transactions in Mellon Securities
             Restrictions on Transactions in Other Securities                 5
             Protecting Confidential Information
                                                                           6-11

                                                                          11-12

                                                                          13-15

                                                                          16-17
     SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES
             Table of Contents                                            18-32
             Quick Reference - Investment  Employees                         18
             Standards of Conduct for Investment Employees                   19
             Restrictions on Transactions in Mellon Securities
             Restrictions on Transactions in Other Securities             20-25
             Protecting Confidential Information
             Special Procedures for Access Decision Makers                26-27

                                                                          28-30

                                                                          31-32

                                                                             32
     SECTION THREE - APPLICABLE TO OTHER EMPLOYEES
             Table of Contents                                            33-43
             Quick Reference - Other Employees                               33
             Standards of Conduct for Other Employees
             Restrictions on Transactions in Mellon Securities               34
             Restrictions on Transactions in Other Securities
             Protecting Confidential Information                          35-36

                                                                          37-38

                                                                          38-41

                                                                          42-43
    GLOSSARY DEFINITIONS
                                                                          44-47

    EXHIBIT A - SAMPLE LETTER TO BROKER
                                                                             48





Note that a more detailed Table of Contents is contained in Sections One, Two and Three



INTRODUCTION
--------------------------------------------------------------------------

The SECURITIES TRADING POLICY (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

This Policy covers the personal trading activities of all employees in their own accounts and in accounts in which they have indirect ownership. While employees should consult the Glossary for a complete definition of the terms "security" and "indirect ownership", in general they mean:

o SECURITY - any investment that represents an ownership stake or debt stake in a company or government. While the Policy provides for exemptions for certain securities, if not expressly exempt in the Policy, all securities are covered (see Glossary for definition of Exempt securities)

o INDIRECT OWNERSHIP - you are presumed to have indirect ownership of accounts held by members of your family with whom you share a household. This includes your spouse, your children, and any other family members in your home. Generally, you are deemed to be the indirect owner of securities if you have the opportunity to directly or indirectly share, at any time, in profits derived from transactions in such securities

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

The provisions of the Policy have worldwide applicability and cover trading in any part of the world. Employees are also subject to applicable laws of jurisdictions in those countries in which they conduct business. To the extent any particular portion of the Policy is inconsistent with, or in particular less restrictive than such laws, employees should consult the General Counsel or the Manager of the Ethics Office.

The Policy may be amended and any provision waived or exempted only at the discretion of the Manager of the Ethics Office. Any such waiver or exemption will be evidenced in writing and maintained in the Ethics Office.

Employees must read the Policy and must comply with it - in this regard, employees should comply with the spirit of the Policy as well as the strict letter of its provisions. Failure to comply with the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of the Ethics Office or his/her designee.



CLASSIFICATION OF EMPLOYEES
--------------------------------------------------------------------------------


                         The Policy is applicable to all employees of Mellon and all of its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees. In general, it does not include employees of subsidiaries which are 50% or less owned by Mellon. The Policy's applicability to consultants and contract or temporary employees will be determined on a case-by-case basis.

                         Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of various laws and regulations, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories:

                         o     Insider Risk Employee
                         o     Investment Employee
                         o     Access Decision Maker
                         o     Other Employee

                         Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                         Business line management, in conjunction with the Manager of the Ethics Office, will determine the classification of each employee based on the following guidelines. EMPLOYEES SHOULD CONFIRM THEIR CLASSIFICATION WITH THEIR PRECLEARANCE COMPLIANCE OFFICER OR THE MANAGER OF THE ETHICS OFFICE.

INSIDER RISK EMPLOYEE    You are considered to be an Insider Risk Employee if,
                         in the normal conduct of your Mellon
                         responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's customers. This will typically include certain employees in the Corporate
                         & Institutional Services business group, certain members of Corporate Support Departments, and all members of the Senior Management Committee who are not Investment Employees.

INVESTMENT EMPLOYEE      You are considered to be an Investment Employee if,
                         in the normal conduct of your Mellon
                         responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's trading in securities for the accounts of others and/or if you provide investment advice.




CLASSIFICATION OF EMPLOYEES
--------------------------------------------------------------------------------

INVESTMENT EMPLOYEE     This will typically include employees in the Asset
(CONTINUED)             Management business group, such as:

                        o certain employees in fiduciary securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions; an employee of a Mellon entity regulated by certain investment company laws. Examples are:

                        - in the US, includes employees who are advisory persons (see Glossary) or employees who are access persons (see Glossary) as defined by Rule 17j-1 of the Investment Company Act of 1940

                        - in the UK, includes employees in companies undertaking specified activities under the Financial Services and Markets Act 2000 (Regulated Activities), Order 2001 and therefore regulated by the Financial Services Authority

                        o any member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.


ACCESS DECISION MAKER   A person designated as such by the Investment Ethics
(ADM)                   Committee.  Generally, this will be portfolio managers
                        and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. See further details in the Access Decision
                        Maker edition of the Policy.


OTHER EMPLOYEE          You are considered to be an Other Employee if you are
                        an employee of Mellon Financial Corporation or any of its direct or indirect subsidiaries who is not an Insider Risk Employee, Investment Employee, or an ADM.


CONSULTANTS,            Managers should inform consultants, independent
INDEPENDENT             contractors and temporary employees of the general
CONTRACTORS AND         provisions of the Policy (such as the prohibition on
TEMPORARY               trading while in possession of material nonpublic
EMPLOYEES               information).  Whether or not a consultant,
                        independent contractor or temporary employee will be required to preclear trades or report their personal securities holdings will be determined on a case-by-case basis. If one of these persons would be considered an Insider Risk Employee, Investment
                        Employee or Access Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of the Ethics Office who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.




Personal Securities Trading Practices

SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES

TABLE OF CONTENTS
------------------------
                                                                      PAGE #
         QUICK REFERENCE - INSIDER RISK EMPLOYEES                          5

         STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES                6-11
              - Conflict of Interest                                       6
              - Material Nonpublic Information                             6
              - Personal Securities Transaction Reports                    6
              - Preclearance for Personal Securities Transactions          7
              - Exemptions from Requirement to Preclear                    8
              - Gifting of Securities                                      9
              - Ownership                                                  9
              - Non-Mellon Employee Benefit Plans                          9
              - DRIPs, DPPs and AIPs                                      10
              - Investment Clubs and Private Investment Companies         10
              - Restricted List                                           11
              - Confidential Treatment                                    11

         RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES              11-12
              - General Restrictions                                      11
              - Mellon 401(k) Plan                                        12
              - Mellon Employee Stock Options                             12
              - Mellon Employee Stock Purchase Plan (ESPP)                12

         RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES               13-15
              - Credit, Consulting or Advisory Relationship               13
              - Customer Transactions                                     13
              - Excessive Trading, Naked Options                          13
              - Front Running                                             13
              - Initial Public Offerings                                  13
              - Material Nonpublic Information                            13
              - Private Placements                                        14
              - Scalping                                                  14
              - Short-Term Trading                                        14
              - Spread Betting                                            14
              - Prohibition on Investments in Securities of Financial     15
         Services Organizations
                                                                        16-17
         PROTECTING CONFIDENTIAL INFORMATION                            16-17
              - Insider Trading and Tipping Legal Prohibitions            17
              - Mellon's Policy                                           17
              - Restrictions on the Flow of Information Within Mellon
         (The "Securities Fire Wall")                                   44-47

         GLOSSARY DEFINITIONS                                             48

         EXHIBIT A - SAMPLE LETTER TO BROKER





QUICK REFERENCE-INSIDER RISK EMPLOYEES



--------------------------------------------------------------------------------

SOME THINGS YOU MUST DO                     EXEMPTIONS

DUPLICATE STATEMENTS & CONFIRMATIONS -      Preclearance is NOT required for:
------------------------------------                        ---
Instruct your broker, trust account         o     transactions in Exempt
manager or other entity through which               securities (see Glossary)
you have a securities trading account to    o     transactions in municipal
send directly to the Preclearance                   bonds
Compliance Officer or his/her designee:     o     transactions in closed-end
o     trade confirmations summarizing               investment companies
        each transaction                    o     transactions in non-financial
o     periodic statements                           commodities (such as
                                                    agricultural futures,
Exhibit A can be used to notify your                metals, oil, gas, etc.),
broker.  Contact the Preclearance                   currency futures, financial
Compliance Officer for the correct                  futures
address.  This applies to all accounts      o     transactions in index
in which you have direct or indirect                securities
ownership (see Glossary).                   o     transactions in approved
                                                    accounts in which the
PRECLEARANCE - Before initiating a                  employee has no direct or
------------
securities transaction, written                     indirect influence or
preclearance must be obtained from the              control over the investment
Preclearance Compliance Officer.                    decision making process
Contact the Preclearance Compliance         o     involuntary transactions on
Officer for applicable approval                     the part of an employee
procedures.                                         (such as stock dividends or
                                                    sales of fractional shares)
If preclearance approval is received,       o     changes in elections under
the trade must be executed before the               Mellon's 401(k) Retirement
end of the 3rd business day (with the               Savings Plan
date of approval being the 1st business     o     enrollment, changes in salary
day), at which time the preclearance                withholding percentages and
approval will expire.                               sales of shares held in
                                                    Mellon's Employee Stock
SPECIAL APPROVALS                                   Purchase Plan (ESPP); sales
                                                    of shares previously
PRIVATE PLACEMENTS - Acquisition of             withdrawn from the ESPP do
------------------
securities in a Private Placement must          require preclearance
be precleared by the Mellon Senior          o     receipt and exercise of an
Management Committee Member who                     employee stock option
represents the employee's line of                   administered through Human
business or department, the Manager of              Resources
the Ethics Office and the Preclearance      o     automatic reinvestment of
Compliance Officer.  To initiate                    dividends under a Dividend
approval, contact the Ethics Office                 Reinvestment Plan (DRIP) or
                                                    Automatic Investment Plan
IPOS - Acquisition of securities through            (AIP); initial share
-----
an allocation by the underwriter of an              purchase and optional cash
Initial Public Offering (IPO) is                    purchases under a DRIP or
prohibited without the approval of the              Direct Purchase Plan (DPP)
Manager of the Ethics Office.  Approval             do require preclearance as
can be given only when the allocation is            do sales of shares acquired
the result of a direct family                       through a DRIP, DPP or AIP
relationship                                o     sales pursuant to bona fide
                                                    tender offers and sales or
SOME THINGS YOU MUST NOT DO                         exercises of "rights" (see
                                                    Page 8)
MELLON SECURITIES  - The following
-----------------
transactions in Mellon securities are       QUESTIONS?
prohibited for all Mellon employees:
o     short sales                           Contact Mellon's Ethics Office at:
o     purchasing and selling or selling     o     Securities Trading Policy
   and purchasing within 60 days               Help Line: 412-234-1661
o     margin purchases or options other     o     Mellon's Ethics Help Line
   than employee options                        - Toll Free Telephone
                                            o     Asia (except Japan):
Non-Mellon Securities - New investments             001-800-710-63562
in financial services organizations are     o     Australia: 0011-800-710-63562
prohibited for certain employees only -     o     Brazil: 0800-891-3813
see Page 15                                 o     Europe: 00-800-710-63562
                                            o     Japan: appropriate
OTHER RESTRICTIONS are detailed                     international access code +
------------------
throughout Section One.  Read the Policy!           800-710-63562 (Access codes
                         ================
                                                    are: 0061010, 001010,
                                                    0041010 or 0033010)
                                            o     US and Canada: 1-888-MELLON2
                                                    (1-888-635-5662)
                                            o     All other locations: call
                                                    collect to 412-236-7519
                                                 - Email: ethics@mellon.com
                                                 - Postal Mail: P.O. Box
                                               535026, Pittsburgh, PA
                                                   15253-5026  USA
   THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST
                READ THE POLICY AND COMPLY WITH ITS PROVISIONS.


PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES


-------------------------------------------------------------------------------


STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES



                      Because of their particular responsibilities, Insider Risk Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                      Every Insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or your Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.


CONFLICT OF INTEREST  No employee may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.


MATERIAL NONPUBLIC    No employee may engage in or recommend a securities
INFORMATION           transaction, for his or her own benefit or for the
                      benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.


PERSONAL SECURITIES   STATEMENTS AND CONFIRMATIONS - All Insider Risk
TRANSACTION REPORTS   Employees are required to instruct their broker, trust
                      account manager or other entity through which they have a securities trading account to submit directly to the Preclearance Compliance Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner
                      (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other
                      Exempt securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the Insider Risk
                      Employee must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance
                      Compliance Officer or his/her designee. An example of an instruction letter to a broker is contained in Exhibit A.

                      OTHER SECURITIES TRANSACTIONS which were not completed through an account, such as gifts, inheritances, spin-offs from securities held outside accounts, or other transfers must be reported to the Preclearance Compliance Officer or his/her designee within 10 days of the transaction.


PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------


PRECLEARANCE FOR      Insider Risk Employees must notify the Preclearance
PERSONAL SECURITIES   Compliance Officer in writing and receive preclearance
TRANSACTIONS          before they engage in any purchase or sale of a
                      security for their own accounts or in accounts in which they are an indirect owner. Insider Risk Employees should refer to the provisions under " Ownership" on Page 9, which are applicable to these provisions.

                      All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form.

                      The Preclearance Compliance Officer will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                      Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the Insider Risk Employee. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record for at least two years.

                      As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                      Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                      o preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make

                      o preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day

                      o Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Insider Risk Employee is preclearing as an indirect owner of another's account, the response may be disclosed to the other owner

                      o standard orders to trade at certain prices (sometimes called "limit", "stop-loss", "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained




PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------


EXEMPTIONS FROM       Preclearance by Insider Risk Employees is not required
REQUIREMENT TO        for the following transactions:
PRECLEAR
                      o     purchases or sales of Exempt securities
                            (generally means direct obligations of the governments of the United States and United Kingdom; commercial paper; high-quality, short-term debt instruments; bankers' acceptances; bank certificates of deposits and time deposits; repurchase agreements;
                            securities issued by open-end investment companies, which for this purpose includes open-end mutual funds and variable capital companies; fixed and variable annuities; and unit trusts (see Glossary for definition of Exempt securities))
                      o     purchases or sales of closed-end investment
                            companies
                      o     purchases or sales of municipal bonds
                      o     purchase or sales of non-financial commodities
                            (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures
                      o     purchases or sales of index securities (sometimes
                            referred to as exchange traded funds)
                      o     purchases or sales effected in accounts in which
                            an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts").
                            Non-discretionary accounts may only be exempted from preclearance procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions
                      o     transactions that are involuntary on the part of
                            an employee (such as stock dividends or sales of fractional shares); however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared
                      o     the sale of Mellon stock received upon the
                            exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department
                      o     changes to elections in the Mellon 401(k) plan
                      o     enrollment, changes in salary withholding
                            percentages and sales of shares held in the Mellon Employee Stock Purchase Plan (ESPP);
                            sales of shares previously withdrawn from the ESPP do require preclearance
                      o     purchases effected upon the exercise of rights
                            issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer
                      o     sales of rights acquired from an issuer, as
                            described above
                      o     sales effected pursuant to a bona fide tender
                            offer
                      o     automatic reinvestment of dividends under a
                            Dividend Reinvestment Plan (DRIP) or Automatic Investment Plan (AIP); initial share purchase and optional cash purchases under a DRIP or Direct Purchase Plan (DPP) must be precleared as do sales of shares acquired through a DRIP, DPP or AIP



PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------


GIFTING OF SECURITIES Insider Risk Employees desiring to make a bona fide gift of securities or who receive a bona fide gift, including an inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Preclearance Compliance Officer or his/her designee. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.


OWNERSHIP             The preclearance, reporting and other provisions of the
                      Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see Glossary for definition of indirect owner). Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                      o securities held by members of your family who share the same household with you

                      o securities held by a trust in which you are a settler, trustee, or beneficiary

                      o securities held by a partnership in which you are a general partner

                      o securities in which any contract, arrangement, understanding or relationship gives you direct or indirect economic interest


NON-MELLON EMPLOYEE   The provisions discussed above do not apply to
BENEFIT PLANS         transactions done under a bona fide employee benefit
                      plan of an organization not affiliated with Mellon by an employee of that organization who shares ownership interest with a Mellon employee. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions IN THE EMPLOYER'S SECURITIES done by the spouse as part of the spouse's employee benefit plan.

                      In such situations, the spouse's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding its own employee benefit plans.

                      However, employee benefit plans which allow the employee to buy and sell securities other than those of their employer are subject to the Policy, including the preclearance and reporting provisions.


PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------

DRIPS, DPPS AND AIPS  Certain companies with publicly traded securities establish:

                      o Dividend Reinvestment Plans (DRIPs) - These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases")

                      o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker

                      o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer

                      Participation in a DRIP, DPP or AIP is voluntary.

                      Insider Risk Employees who enroll in a DRIP or AIP are required to preclear the initial enrollment in the plan when accompanied by an initial share purchase transaction. However, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP are not required to be precleared.

                      Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.


INVESTMENT CLUBS AND  Certain organizations create a unique means of
PRIVATE INVESTMENT    investing:
COMPANIES
                      o  Investment Clubs - a membership organization
                         where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, each Insider Risk employee belonging to such a club must preclear and report the securities transactions of the club.

                      o Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). Insider Risk employees investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                         However, Insider Risk employees' investments in Private Investment Companies are considered to be private placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Page 14 for approval requirements.




PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------

RESTRICTED LIST       The Preclearance Compliance Officer will maintain a
                      list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Employees. The
                      Restricted List will not be distributed outside of the Preclearance Compliance Office. From time to time, such trading restrictions may be appropriate to protect
                      Mellon and its Insider Risk Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                      The Preclearance Compliance Officer will retain copies of the restricted lists for six years.


CONFIDENTIAL          The Manager of the Ethics Office and/or the
TREATMENT             Preclearance Compliance Officer will use his or her
                      best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy.



RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                      Insider Risk employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                      The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under
                      Section 16 of the Securities Exchange Act of 1934.

                      o SHORT SALES - Short sales of Mellon securities by employees are prohibited.

                      o SHORT-TERM TRADING - Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60-calendar day period.

                      o MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                      o OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                      o MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.


PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------

MELLON 401(K) PLAN    For purposes of the short-term trading rule, employees
                      changing their existing account balance allocation to increase or decrease the amount allocated to Mellon
                      Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days.

                      However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department)

                      Except for the above, there are no other restrictions applicable to the 401(k) plan. This means, for example:

                      o employees are not required to preclear any elections or changes made in their 401(k) account

                      o there is no restriction on employees changing their salary deferral contribution percentages with regard to the 60-day rule

                      o the regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purpose of the 60-day rule


MELLON EMPLOYEE       RECEIPT or EXERCISE of an employee stock option from
STOCK OPTIONS         Mellon is exempt from the reporting and preclearance
                      requirements and does not constitute a purchase or sale for the purpose of the 60-day prohibition.

                      SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.


MELLON EMPLOYEE       ENROLLMENT and CHANGING SALARY WITHHOLDING PERCENTAGES
STOCK PURCHASE PLAN   in the ESPP are exempt from preclearance and reporting
(ESPP)                requirements and do not constitute a purchase for
                      purposes of the 60-day prohibition.

                      SELLING SHARES HELD IN THE ESPP - Insider Risk employees are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60-day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                      SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.


PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                      Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 9, which is applicable to the following restrictions.

                      The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                      The following restrictions apply to ALL securities transactions by Insider Risk Employees:

                      o CREDIT, CONSULTING OR ADVISORY RELATIONSHIP - Employees may not buy, hold or trade securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities without the prior permission of the Ethics Office. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open-end mutual funds.

                      o CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                      o EXCESSIVE TRADING, NAKED OPTIONS - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                      o FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                      o INITIAL PUBLIC OFFERINGS - Insider Risk Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                      o MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.



PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES
-------------------------------------------------------------------------------


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES (CONTINUED)

                      o PRIVATE PLACEMENTS - Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Preclearance Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                          Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                          After receipt of the necessary approvals and the acquisition, Insider Risk employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                      o   SCALPING - Employees may not engage in
                          "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                      o   SHORT-TERM TRADING - All employees are
                          discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60-calendar day period.

                      o SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.



PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES


-------------------------------------------------------------------------------

PROHIBITION ON        You are prohibited from acquiring any security issued
INVESTMENTS IN        by a financial services organization if you are:
SECURITIES OF
FINANCIAL SERVICES    o     a member of the Mellon Senior Management Committee
ORGANIZATIONS
                      o     employed in any of the following departments:
                            Corporate Strategy & Development
                            Legal (Mellon headquarters only)
                            Finance (Mellon headquarters only)

                      o an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                      FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                      o     Commercial Banks other than Mellon
                      o     Financial Holding Companies (or Bank Holding
                              Companies) other than Mellon
                      o     Insurance Companies
                      o     Investment Advisory Companies
                      o     Shareholder Servicing Companies
                      o     Thrifts
                      o     Savings and Loan Associations
                      o     Broker-Dealers
                      o     Transfer Agents
                      o     Other Depository Institutions

                      The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                      EFFECTIVE DATE - Securities of financial services organizations properly acquired before the employee is subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                      Any acquisition of financial service organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                      o      Exempt securities (see Glossary)
                      o      acquisition in a non-discretionary account
                      o      involuntary acquisitions
                      o      securities received as gifts
                      o reinvestment of dividends (but not initial share and optional cash purchases) under a DRIP or acquisitions through an AIP
                      o acquisitions through a non-Mellon employee benefit plan

                      Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of the Ethics Office.




PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES

-------------------------------------------------------------------------------



PROTECTING CONFIDENTIAL INFORMATION
                      As an employee you may receive information about
                      Mellon, its customers and other parties that, for
                      various reasons, should be treated as confidential.
                      All employees are expected to strictly comply with
                      measures necessary to preserve the confidentiality of
                      information.  Employees should refer to the Mellon CODE
                      OF CONDUCT.
INSIDER TRADING AND   Securities laws generally prohibit the trading of
TIPPING               securities while in possession of "material nonpublic"
LEGAL PROHIBITIONS    information regarding the issuer of those securities
                      (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                      Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                      o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets

                      o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                      o     dividend declarations or changes

                      o     extraordinary borrowings or liquidity problems

                      o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing

                      o earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                      o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                      o a proposal or agreement concerning a financial restructuring

                      o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                      o a significant expansion or contraction of operations

                      o information about major contracts or increases or decreases in orders

                      o the institution of, or a development in, litigation or a regulatory proceeding

                      o developments regarding a company's senior management

                      o information about a company received from a director of that company

                      o information regarding a company's possible noncompliance with environmental protection laws

                       This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.






PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES


-------------------------------------------------------------------------------

INSIDER TRADING AND

TIPPING
                      "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                      If you obtain material nonpublic information, you may
                      not trade related securities until you can refer to
                      some public source to show that the information is
                      generally available (that is, available from sources
                      other than inside sources) and that enough time has
                      passed to allow wide dissemination of the information.
                      While information appearing in widely accessible
                      sources--such as in newspapers or on the
                      internet--becomes public very soon after publication,
                      information appearing in less accessible sources--such
                      as regulatory filings, may take up to several days to
                      be deemed public.  Similarly, highly complex
                      information might take longer to become public than
                      would information that is easily understood by the
                      average investor.
MELLON'S POLICY       Employees who possess material nonpublic information
                      about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                      Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                      Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                      Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS ON THE   As a diversified financial services organization,
FLOW OF INFORMATION   Mellon faces unique challenges in complying with the
WITHIN MELLON (THE    prohibitions on insider trading and tipping of material
"SECURITIES FIRE      nonpublic information, and misuse of confidential
WALL")                information.  This is because one Mellon unit might
                      have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                      Mellon's fiduciary duties, Mellon has established a "Securities Fire Wall" policy applicable to all employees. The "Securities Fire Wall" separates the
                      Mellon units or individuals that are likely to receive material nonpublic information (potential Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice
                      (Investment functions).  Employees should refer to CPP
                      903-2(C) THE SECURITIES FIRE WALL.



Personal Securities Trading Practices

SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES

TABLE OF CONTENTS
------------------------
                                                                      PAGE #
         QUICK REFERENCE - INVESTMENT EMPLOYEES                           19

         STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES                  20-25
              - Conflict of Interest                                      20
              - Material Nonpublic Information                            20
              - Personal Securities Transaction Reports                   20
              - Statement of Securities Accounts and Holdings             21
              - Preclearance for Personal Securities Transactions       21-22
              - Special Standards for Preclearance Compliance Officers    22
              - Exemptions from Requirement to Preclear                   23
              - Gifting of Securities                                     23
              - Ownership                                                 24
              - Non-Mellon Employee Benefit Plans                         24
              - DRIPs, DPPs and AIPs                                      24
              - Investment Clubs and Private Investment Companies         25
              - Restricted List                                           25
              - Confidential Treatment                                    25

         RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES              26-27
              - General Restrictions                                      26
              - Mellon 401(k) Plan                                        27
              - Mellon Employee Stock Options                             27
              - Mellon Employee Stock Purchase Plan (ESPP)                27

         RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES               28-30
              - Customer Transactions                                     28
              - Excessive Trading, Naked Options                          28
              - Front Running                                             28
              - Initial Public Offerings                                  28
              - Material Nonpublic Information                            28
              - Private Placements                                        28
              - Scalping                                                  29
              - Short-Term Trading                                        29
              - Spread Betting                                            29
              - Prohibition on Investments in Securities of Financial     30
         Services Organizations
                                                                        31-32
         PROTECTING CONFIDENTIAL INFORMATION                            31-32
              - Insider Trading and Tipping Legal Prohibitions            32
              - Mellon's Policy                                           32
              - Restrictions on the Flow of Information Within Mellon
         (The "Securities Fire Wall")                                     32

         SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS                  44-47

         GLOSSARY DEFINITIONS                                             48

         EXHIBIT A - SAMPLE LETTER TO BROKER




QUICK REFERENCE-INVESTMENT EMPLOYEES


--------------------------------------------------------------------------------

SOME THINGS YOU MUST DO                     EXEMPTIONS

STATEMENT OF ACCOUNTS AND HOLDINGS -        Preclearance is NOT required for:
----------------------------------                          ---
Provide to the Preclearance Compliance      o   transactions in Exempt
Officer or his/her designee a statement         securities (see Glossary)
of all securities accounts and holdings     o   transactions in
within 10 days of becoming an Investment        non-affiliated, closed-end
Employee and again annually on request.         investment companies
                                            o   transactions in non-financial
DUPLICATE STATEMENTS & CONFIRMATIONS -          commodities (such as
------------------------------------
Instruct your broker, trust account             agricultural futures, metals,
manager or other entity through which you       oil, gas, etc.), currency
have a securities trading account to send       futures, financial futures
directly to the Preclearance Compliance     o   transactions in index
Officer or his/her designee:                    securities
o     trade confirmations summarizing       o   transactions in approved
      each transaction                          accounts over which the
o     periodic statements                       employee has no direct or
                                                indirect influence or control
Exhibit A can be used to notify your            over the investment decision
broker.  Contact the Preclearance               making process
Compliance Officer for the correct          o   involuntary transactions on
address.  This applies to all accounts in       the part of an employee (such
which you have direct or indirect               as stock dividends or sales of
ownership (see Glossary).                       fractional shares)
                                            o   changes in elections under
PRECLEARANCE - Before initiating a              Mellon's 401(k) Retirement
------------
securities transaction, written                 Savings Plan
preclearance must be obtained from the      o   enrollment, changes in salary
Preclearance Compliance Officer.                withholding percentages and
Contact the Preclearance Compliance             sales of shares held in
Officer for applicable approval                 Mellon's Employee Stock
procedures.                                     Purchase Plan (ESPP); sales of
                                                shares previously withdrawn
If preclearance approval is received, the       from the ESPP do require
trade must be communicated to the broker        preclearance
on the same day and executed before the     o   receipt and exercise of an
end of the next business day, at which          employee stock option
time the preclearance approval will             administered through Human
expire.                                         Resources
                                            o   automatic reinvestment of
SPECIAL APPROVALS                               dividends under a Dividend
                                                Reinvestment Plan (DRIP) or
PRIVATE PLACEMENTS - Acquisition of             Automatic Investment Plan
-------------------
securities in a Private Placement must be       (AIP); initial share purchase
precleared by the Mellon Senior                 and optional cash purchases
Management Committee Member who                 under a DRIP or Direct Purchase
represents the employee's line of               Plan (DPP) do require
business or department, the Manager of          preclearance, as do sales of
the Ethics Office and the Preclearance          shares acquired through a DRIP,
Compliance Officer.  To initiate                DPP or AIP
approval, contact the Ethics Office.        o   sales pursuant to bona fide
                                                tender offers and sales or
IPOS - Acquisition of securities through        exercises of "rights" (see Page
----
an allocation by the underwriter of an          23)
Initial Public Offering (IPO) is
prohibited without the approval of the      QUESTIONS?
Manager of the Ethics Office.  Approval
can be given only when the allocation is    Contact Mellon's Ethics Office at:
the result of a direct family               o  Securities Trading Policy
relationship.                                  Help Line: 412-234-1661
                                            o  Mellon's Ethics Help Line
SOME THINGS YOU MUST NOT DO                    - Toll Free Telephone
                                            o  Asia (except Japan):
MELLON SECURITIES - The following              001-800-710-63562
-----------------
transactions in Mellon securities are       o   Australia: 0011-800-710-63562
prohibited for all Mellon employees:        o   Brazil: 0800-891-3813
o     short sales                           o   Europe: 00-800-710-63562
o     purchasing and selling or selling     o   Japan: appropriate
    and purchasing within 60 days               international access code +
o     margin purchases or options other         800-710-63562 (Access codes
    than employee options                       are: 0061010, 001010,
                                                0041010 or 0033010)
NON-MELLON SECURITIES                       o   US and Canada: 1-888-MELLON2
---------------------
o   purchasing and selling or selling           (1-888-635-5662)
    and purchasing the same or equivalent   o     All other locations: call
    security within 60 days is                      collect to 412-236-7519
    discouraged, and any profits must be         - Email: ethics@mellon.com
    disgorged                                    - Postal Mail: P.O. Box
o   new investments in financial                  535026, Pittsburgh, PA
    services organizations are prohibited         15253-5026  USA
    for CERTAIN EMPLOYEES - see Page 30
        ------------------
                                               THIS PAGE IS FOR REFERENCE
OTHER RESTRICTIONS are detailed in             PURPOSES ONLY.  EMPLOYEES ARE
------------------
Section Two.  Read the Policy!                 REMINDED THEY MUST READ THE
              ===============
                                               POLICY AND COMPLY WITH ITS
                                               PROVISIONS.


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------

STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES

                       Because of their particular responsibilities, Investment Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                       Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.


CONFLICT OF INTEREST   No employee may engage in or recommend any securities
                       transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC     No employee may divulge the current portfolio
INFORMATION            positions, or current or anticipated portfolio
                       transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                       No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

PERSONAL SECURITIES    STATEMENTS & CONFIRMATIONS  - All Investment Employees
TRANSACTION REPORTS    are required to instruct their broker, trust account
                       manager or other entity through which they have a securities trading account to submit directly to the Preclearance Compliance Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner
                       (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other Exempt securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the Investment
                       Employee must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance
                       Compliance Officer or his/her designee. Exhibit A is an example of an instruction letter to a broker.

                       OTHER SECURITIES TRANSACTIONS which were not completed through an account, such as gifts, inheritances, spin-offs from securities held outside accounts, or other transfers must be reported to the Preclearance Compliance Officer or his/her designee within 10 days of the transaction.


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------


STATEMENT OF           Within ten days of receiving the Policy and on an
SECURITIES ACCOUNTS    annual basis thereafter, all Investment Employees must
AND HOLDINGS           submit to the Preclearance Compliance Officer or
                       his/her designee:

                       o a listing of all accounts that may trade reportable securities in which the employee is a direct or indirect owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the account contains only mutual funds or other Exempt securities (see Glossary) but has the capability of holding reportable securities, the account must be disclosed

                       o a statement of all securities held outside of securities trading accounts in which the employee presently has any direct or indirect ownership other than Exempt securities (see Glossary).

                       The annual report must be completed upon the request of the Ethics Office, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with the Policy.


PRECLEARANCE FOR       All Investment Employees must notify the Preclearance
PERSONAL SECURITIES    Compliance Officer in writing and receive preclearance
TRANSACTIONS           before they engage in any purchase or sale of a
                       security for their own accounts or in accounts in which they are an indirect owner. Investment
                       Employees should refer to the provisions under "
                       Ownership" on Page 24, which are applicable to these provisions.

                       All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form.

                       The Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                       Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Investment Employee should retain a copy of this written record for at least two years.

                       As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
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PRECLEARANCE FOR       Although making a preclearance request does not
PERSONAL SECURITIES    obligate an Investment Employee to do the transaction,
TRANSACTIONS           it should be noted that:
(CONTINUED)
                       o     preclearance requests should not be made for a
                             transaction that the Investment Employee does not intend to make

                       o the order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire

                       o Investment Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance
                             request.   If the Investment Employee is
                             preclearing as an indirect owner of another's account, the response may be disclosed to the other owner

                       o standard orders to trade at certain prices (sometimes called "limit", "stop-loss", "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained


SPECIAL STANDARDS FOR  Investment Employees will generally not be given
PRECLEARANCE           clearance to execute a transaction in any security
COMPLIANCE OFFICERS    that is on the restricted list maintained by the
                       Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.
                       The Preclearance Compliance Officer may approve certain de minimus transactions even when the firm is trading such securities. However, de minimus transactions require preclearance approval. The following transaction limits are available for this exception:

                       In the US,

                       o purchase or sale of up to $50,000 of securities of:
                       - the top 200 issuers on the Russell list of largest publicly traded companies
                       - other companies with a market capitalization of $20 billion or higher
                       o purchase or sale of up to the greater of 100 shares or $10,000 of securities:
                       - ranked 201 to 500 on the Russell list of largest publicly traded companies
                       - other companies with a market capitalization of $5 billion or higher

                       In the UK,

                       o purchase or sale of up to(pound)30,000 of securities of:
                       -     top 100 companies on the FTSE All Share Index
                       - other companies with a market capitalization of (pound)10 billion or higher
                       o purchase or sale of up to the greater of 100 shares or(pound)6 thousand of securities of:
                       -     companies ranked 101 to 250 on the FTSE All
                             Share Index
                       - other companies with a market capitalization of (pound)3 billion or higher

                       The following restrictions or conditions are imposed upon the above described transactions:

                       o employees must cooperate with the Preclearance Compliance Officer's request to document market capitalization amounts
                       o approval is limited to two such trades in the securities of any one issuer in any calendar month
                       o short-term profit disgorgement is NOT waived for such transactions
                       o preclearance is required prior to executing the transaction


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
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EXEMPTIONS FROM        Preclearance by Investment Employees is not required
REQUIREMENT TO         for the following transactions:
PRECLEAR
                       o   purchases or sales of Exempt securities
                           (generally means direct obligations of the governments of the United States and United Kingdom; commercial paper; high-quality, short-term debt instruments; banker's acceptances; bank certificates of deposits and time deposits; repurchase agreements; securities issued by open-end investment companies, which for this purpose includes open-end mutual funds and variable capital companies; fixed and variable annuities; and unit trusts (see Glossary for definition of Exempt securities))
                       o   purchases or sales of non-affiliated, closed-end
                           investment companies
                       o   purchase or sales of non-financial commodities
                           (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures
                       o   purchases or sales of index securities
                           (sometimes referred to as exchange traded funds)
                       o   purchases or sales effected in accounts in which
                           an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts"). Non-discretionary accounts may only be exempted from preclearance procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions
                       o   transactions that are involuntary on the part of
                           an employee, such as stock dividends or sales of fractional shares; however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared
                       o   the sale of Mellon stock received upon the
                           exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department
                       o   changes to elections in the Mellon 401(k) plan
                       o   enrollment, changes in salary withholding
                           percentages and sales of shares held in the Mellon Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance
                       o   purchases effected upon the exercise of rights
                           issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer
                       o   sales of rights acquired from an issuer, as
                           described above
                       o   sales effected pursuant to a bona fide tender
                           offer
                       o   automatic reinvestment of dividends under a
                           Dividend Reinvestment Plan (DRIP) or Automatic Investment Plan (AIP); initial share purchase and optional cash purchases under a DRIP or Direct Purchase Plan (DPP) must be precleared as do sales of shares of shares acquired through a DRIP, DPP or AIP


GIFTING OF SECURITIES  Investment Employees desiring to make a bona fide gift of securities or who receive a bona fide gift of securities, including an inheritance, do not need to preclear the transaction. However, Investment Employees must report such bona fide gifts to the Preclearance Compliance Officer or his/her designee. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.



PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
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OWNERSHIP              The preclearance, reporting and other provisions of
                       the Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see Glossary for the definition of indirect owner). Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                       o securities held by members of your family who share the same household with you

                       o securities held by a trust in which you are a settler, trustee, or beneficiary

                       o securities held by a partnership in which you are a general partner

                       o securities in which any contract, arrangement, understanding or relationship gives you direct or indirect economic interest


NON-MELLON EMPLOYEE    The provisions discussed above do not apply to
BENEFIT PLANS          transactions done under a bona fide employee benefit
                       plan of an organization not affiliated with Mellon by an employee of that organization who shares ownership interest with a Mellon employee. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions IN THE EMPLOYER'S SECURITIES done by the spouse as part of the spouse's employee benefit plan.

                       In such situations, the spouse's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding its own employee benefit plans.

                       However, employee benefit plans which allow the
                       employee to buy or sell securities other than those of
                       their employer are subject to the Policy, including
                       the preclearance and reporting provisions
DRIPS, DPPS AND AIPS   Certain companies with publicly traded securities
                       establish:

                       o Dividend Reinvestment Plans (DRIPs) - These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases")

                       o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker

                       o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer

                       Participation in a DRIP, DPP or AIP is voluntary.

                       Investment Employees who enroll in a DRIP or AIP are required to preclear the initial enrollment in the plan when accompanied by an initial share purchase transaction. However, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP are not required to be precleared.

                       Investment Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.



PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
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INVESTMENT CLUBS AND   Certain organizations create a unique means of
PRIVATE INVESTMENT     investing:
COMPANIES
                       o     Investment Clubs - a membership organization
                             where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, each Investment Employee belonging to such a club must preclear and report the securities transactions of the club.

                       o Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). Investment Employees investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                       However, Investment Employees' investments in Private Investment Companies are considered to be private placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Page 28 for approval requirements.


RESTRICTED LIST        The Preclearance Compliance Officer will maintain a
                       list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in his/her area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                       The Preclearance Compliance Officer will retain copies of the restricted lists for six years.


CONFIDENTIAL TREATMENT The Manager of the Ethics Office and/or Preclearance
                       Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy. Documents received from Investment Employees are also available for inspection by the boards of directors, trustees or managing general partners of any Mellon entity regulated by investment company laws.


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES
                      Investment Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                      The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under
                      Section 16 of the Securities Exchange Act of 1934.
                      o SHORT SALES - Short sales of Mellon securities by employees are prohibited.

                      o SHORT-TERM TRADING - Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60-calendar day period. In addition to any other sanction, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

                      o MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                      o OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                      o MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------


MELLON 401(K) PLAN    For purposes of the short-term trading rule, employees
                      changing their existing account balance allocation to increase or decrease the amount allocated to Mellon
                      Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                      o with respect to Investment Employees, any profits realized on short-term changes in the 401(k) will not have to be disgorged

                      o changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department)

                      Except for the above, there are no other restrictions applicable to the 401(k) plan. This means, for example:

                      o employees are not required to preclear any elections or changes made in their 401(k) account

                      o there is no restriction on employees changing their salary deferral contribution percentages with regard to the 60-day rule

                      o the regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for purpose of the 60-day rule


MELLON EMPLOYEE       RECEIPT or EXERCISE of an employee stock option from
STOCK OPTIONS         Mellon is exempt from the reporting and preclearance
                      requirements and does not constitute a purchase or sale for the purpose of the 60-day prohibition.

                      SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy, regardless of how little time has elapsed between the option exercise and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.


MELLON EMPLOYEE       ENROLLMENT and CHANGING SALARY WITHHOLDING PERCENTAGES
STOCK PURCHASE PLAN   in the ESPP are exempt from preclearance and reporting
(ESPP)                requirements and do not constitute a purchase for
                      purposes of the 60-day prohibition.

                      SELLING SHARES HELD IN THE ESPP - Investment employees are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60-day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                      SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.



PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES
                      Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 24 which is applicable to the following restrictions.
                      The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                      The following restrictions apply to ALL securities transactions by Investment Employees:

                      o CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                      o EXCESSIVE TRADING, NAKED OPTIONS - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                      o FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                      o INITIAL PUBLIC OFFERINGS - Investment Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                      o MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                      o PRIVATE PLACEMENTS - Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Preclearance Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                          Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                          After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
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RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES (CONTINUED)
                      o     SCALPING - Employees may not engage in
                            "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                      o SHORT-TERM TRADING - All Investment Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60-calendar day period. Any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management. Transactions that are exempt from preclearance will not be considered purchases or sales for purposes of profit disgorgement. Investment Employees should be aware that for purposes of profit disgorgement, trading in derivatives (such as options) is deemed to be trading in the underlying security. (See Page 47 in the Glossary for an explanation of option transactions.)
                            Therefore, certain investment strategies may be difficult to implement without being subject to profit disgorgement. Furthermore, Investment Employees should also be aware that profit disgorgement from 60-day trading may be greater than the economic profit or greater than the profit reported for purposes of income tax reporting.

                      o SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------

PROHIBITION ON        You are prohibited from acquiring any security issued
INVESTMENTS IN        by a financial services organization if you are:
SECURITIES OF
FINANCIAL SERVICES    o     a member of the Mellon Senior Management Committee
ORGANIZATIONS
                      o     employed in any of the following departments:
                            Corporate Strategy & Development
                            Legal (Mellon headquarters only)
                            Finance (Mellon headquarters only)

                      o an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                      FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                      o     Commercial Banks other than Mellon
                      o Financial Holding Companies (or Bank Holding Companies) other than Mellon
                      o     Insurance Companies
                      o     Investment Advisory Companies
                      o     Shareholder Servicing Companies
                      o     Thrifts
                      o     Savings and Loan Associations
                      o     Broker-Dealers
                      o     Transfer Agents
                      o     Other Depository Institutions

                      The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                      EFFECTIVE DATE - Securities of financial services organizations properly acquired before the employee was subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                      Any acquisition of financial service organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                      o     Exempt securities (see Glossary)
                      o     acquisition in a non-discretionary account
                      o     involuntary acquisitions
                      o     securities received as gifts
                      o reinvestment of dividends (but not initial share and optional cash purchases) under a DRIP or acquisitions through an AIP
                      o acquisitions through a non-Mellon employee benefit plan

                      Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Ethics Office.


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------

PROTECTING CONFIDENTIAL INFORMATION
                      As an employee you may receive information about
                      Mellon, its customers and other parties that, for
                      various reasons, should be treated as confidential.
                      All employees are expected to strictly comply with
                      measures necessary to preserve the confidentiality of
                      information.  Employees should refer to the Mellon CODE
                      OF CONDUCT.
INSIDER TRADING AND   Securities laws generally prohibit the trading of
TIPPING               securities while in possession of "material nonpublic"
LEGAL PROHIBITIONS    information regarding the issuer of those securities
                      (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                      Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                      o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets

                      o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                      o     dividend declarations or changes

                      o     extraordinary borrowings or liquidity problems

                      o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing

                      o earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                      o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                      o a proposal or agreement concerning a financial restructuring

                      o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                      o a significant expansion or contraction of operations

                      o information about major contracts or increases or decreases in orders

                      o the institution of, or a development in, litigation or a regulatory proceeding

                      o developments regarding a company's senior management

                      o information about a company received from a director of that company

                      o information regarding a company's possible noncompliance with environmental protection laws

                      This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                      "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.


PERSONAL SECURITIES TRADING PRACTICES-INVESTMENT EMPLOYEES
-------------------------------------------------------------------------------

INSIDER TRADING AND

TIPPING
                      If you obtain material nonpublic information, you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.


MELLON'S POLICY       Employees who possess material nonpublic information
                      about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                      Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                      Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                      Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS ON THE   As a diversified financial services organization,
FLOW OF INFORMATION   Mellon faces unique challenges in complying with the
WITHIN MELLON (THE    prohibitions on insider trading and tipping of material
"SECURITIES FIRE      nonpublic information, and misuse of confidential
WALL")                information.  This is because one Mellon unit might
                      have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad ranging financial services activities without violating laws or breaching
                      Mellon's fiduciary duties, Mellon has established a "Securities Fire Wall" policy applicable to all employees. The "Securities Fire Wall" separates the
                      Mellon units or individuals that are likely to receive material nonpublic information (potential Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice
                      (Investment functions). Employees should refer to CPP
                      903-2(C) THE SECURITIES FIRE WALL.


SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS


                      Certain Portfolio Managers and Research Analysts in the fiduciary businesses have been designated as Access Decision Makers and are subject to additional procedures which are discussed in a separate edition of the SECURITIES TRADING POLICY. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, Preclearance Compliance Officer or the Ethics Office.




Personal Securities Trading Practices

SECTION THREE - APPLICABLE TO OTHER EMPLOYEES

TABLE OF CONTENTS
------------------------
                                                                      PAGE #
         QUICK REFERENCE - OTHER EMPLOYEES                                34

         STANDARDS OF CONDUCT FOR OTHER EMPLOYEES                       35-36
              - Conflict of Interest                                      35
              - Material Nonpublic Information                            35
              - Personal Securities Transaction Reports                   35
              - Account Statements                                        35
              - Ownership                                                 36
              - Non-Mellon Employee Benefit Plans                         36
              - Confidential Treatment                                    36

         RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES              37-38
              - General Restrictions                                      37
              - Mellon 401(k) Plan                                        37
              - Mellon Employee Stock Options                             38
              - Mellon Employee Stock Purchase Plan (ESPP)                38

         RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES               38-41
              - Credit, Consulting or Advisory Relationship               38
              - Customer Transactions                                     38
              - Excessive Trading, Naked Options                          38
              - Front Running                                             39
              - Initial Public Offerings                                  39
              - Material Nonpublic Information                            39
              - Private Placements                                        39
              - Scalping                                                  39
              - Short-Term Trading                                        39
              - Spread Betting                                            39
              - Prohibition on Investments in Securities of Financial   40-41
         Services Organizations
                                                                        42-43
         PROTECTING CONFIDENTIAL INFORMATION                            42-43
              - Insider Trading and Tipping Legal Prohibitions            43
              - Mellon's Policy                                           43
              - Restrictions on the Flow of Information Within Mellon
         (The "Securities Fire Wall")                                   44-47

         GLOSSARY DEFINITIONS                                             48

         EXHIBIT A - SAMPLE LETTER TO BROKER



QUICK REFERENCE-OTHER EMPLOYEES
-------------------------------------------------------------------------------


SOME THINGS YOU MUST DO                     SOME THINGS YOU MUST NOT DO
o  If you buy or sell MELLON                MELLON SECURITIES - The following
                         -------            -----------------
   FINANCIAL CORPORATION SECURITIES you     transactions in Mellon securities
   --------------------------------
   must provide a report of the trade       are prohibited for all Mellon
   and a copy of the trade confirmation     employees:
   within 10 days of transaction to the     o     short sales
   Ethics Office or to your Compliance      o     purchasing and selling or
   Officer.  This does not apply to               selling and purchasing
   changes in elections under Mellon's            within 60 days
   401(k) Retirement Savings Plan,          o     margin purchases or options
   transactions in Mellon's Employee              other than employee
   Stock Purchase Plan (ESPP) or the              options.
   exercise of Mellon's employee stock
   options.  However, the reporting         NON-MELLON SECURITIES
                                            ---------------------
   provisions do apply to sales of          o     new investments in
   Mellon stock previously acquired               financial services
   through the exercise of employee               organizations (certain
   stock options or the ESPP.                     employees only - see
                                                  Pages 40-41)
o  Due to certain laws and
   regulations (for example, NASD rules      OTHER RESTRICTIONS are detailed
                                             ------------------
   in the US) there may be additional        throughout Section Three.  Read
                                                                        ====
   reporting requirements for Other          the Policy!
                                             ==========
   Employees who are employees of
   registered broker-dealers.  Check
   with the Manager of the Ethics           QUESTIONS?
   Office or your Compliance Officer to
   determine if this impacts you.           Contact Mellon's Ethics Office at:
                                            o     The Securities Trading
o  For employees who are subject to               Policy Help Line:
   the prohibition on new investments             1-412-234-1661
   in financial services organizations      o     Mellon's Ethics Help Line
   (certain employees only - see Pages      -     Toll Free Telephone
   40-41), you must instruct your           o     Asia (except Japan):
   broker, trust account manager or                 001-800-710-63562
   other entity where you have a            o     Australia:
   securities trading account to send               0011-800-710-63562
   directly to the Manager of the           o     Brazil: 0800-891-3813
   Ethics Office:                           o     Europe: 00-800-710-63562
-     trade confirmations summarizing       o     Japan: appropriate
      each transaction                            international access code
-     periodic statements                         + 800-710-63562 (Access
                                                  codes are: 0061010,
Exhibit A can be used to notify your              001010, 0041010 or
broker or account manager.                        0033010)
                                            o     US and Canada:
SPECIAL APPROVALS                                   1-888-MELLON2
                                                    (1-888-635-5662)
o     PRIVATE PLACEMENTS - Acquisition      o     All other locations: call
        of securities in a Private                collect to 412-236-7519
        Placement must approved by the      -     Email: ethics@mellon.com
        Mellon Senior Management            -     Postal Mail: P.O. Box
        Committee Member who represents           535026 Pittsburgh, PA
        your line of business or                  15253-5026   USA
        department, the Compliance
        Officer and the Manager of the
        Ethics Office.  Contact the
        Manager of the Ethics Office to
        initiate approval.

o     IPOS - Acquisition of securities
        through an allocation by the
        underwriter of an Initial
        Public Offering (IPO) is
        prohibited without the approval
        of the Manager of the Ethics
        Office.  Approval can be given
        only when the allocation is the
        result of a direct family
        relationship.



  THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST
               READ THE POLICY AND COMPLY WITH ITS PROVISIONS.


PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

STANDARDS OF CONDUCT FOR OTHER EMPLOYEES

                      Every "Other Employee" must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.


CONFLICT OF INTEREST  No employee may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.


MATERIAL NONPUBLIC    No employee may engage in or recommend a securities
INFORMATION           transaction, for his or her own benefit or for the
                      benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.


PERSONAL SECURITIES   "Other Employees" must report in writing to the Ethics
TRANSACTION REPORTS   Office or the Compliance Officer within ten calendar
                      days of the transaction whenever they purchase or sell
                      Mellon securities. Purchases and sales include optional cash purchases under Mellon's Dividend
                      Reinvestment and Common Stock Purchase Plan (the
                      "Mellon DRIP").  Due to certain laws and regulations
                      (for example, NASD rules in the US), there may be additional reporting requirements for "Other Employees" who are employees of registered broker-dealers.
                      Contact the Manager of the Ethics Office or your Compliance Officer for guidance.

                      It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, transactions under Mellon's Employee Stock Purchase Plan and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.


ACCOUNT STATEMENTS    Certain "Other Employees" are subject to the
                      restriction on investments in financial services organizations and are required to instruct their brokers and/or securities account managers to send statements directly to the Ethics Office. See Page 40.

                      An example of an instruction letter to a broker or account manager is contained in Exhibit A.



PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

OWNERSHIP             The provisions of the Policy apply not only to
                      securities held in the employee's own name but also to all other securities indirectly owned by the employee
                      (see Glossary for definition of indirect ownership).
                      Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                      o securities held by members of your family who share the same household with you

                      o securities held by a trust in which you are a settler, trustee, or beneficiary

                      o securities held by a partnership in which you are a general partner

                      o securities in which any contract, arrangement, understanding or relationship gives you direct or indirect economic interest


NON-MELLON EMPLOYEE   The provisions discussed above do not apply to
BENEFIT PLANS         transactions done under a bona fide employee benefit
                      plan of an organization not affiliated with Mellon by an employee of that organization who shares ownership interest with a Mellon employee. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Policy provisions do not apply to transactions IN THE EMPLOYER'S SECURITIES done by the spouse as part of the spouse's employee benefit plan.

                      In such situations, the spouse's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding its own employee benefit plans.

                      However, employee benefit plans which allow the employee to buy and sell securities other than those of their employer are subject to the provisions of the Policy, including the reporting provisions.


CONFIDENTIAL          The Manager of the Ethics Office and the Compliance
TREATMENT             Officer will use his or her best efforts to assure that
                      all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy.



PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                      Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                      The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under
                      Section 16 of the Securities Exchange Act of 1934.
                      o SHORT SALES - Short sales of Mellon securities by employees are prohibited.

                      o SHORT-TERM TRADING - Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60-calendar day period.

                      o MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                      o OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                      o MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.


MELLON 401(K) PLAN    For purposes of the short-term trading rule, employees
                      changing their existing account balance allocation to increase or decrease the amount allocated to Mellon
                      Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                      Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                      o employees are not required to report any elections or changes made in their 401(k) account

                      o there is no restriction on employees changing their salary deferral contribution percentages with regard to the 60-day rule

                      o the regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for purposes of the 60-day rule


PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

MELLON EMPLOYEE       RECEIPT and EXERCISE of an employee stock option from
STOCK OPTIONS         Mellon is exempt from reporting requirements and does
                      not constitute a purchase for purposes of the 60-day prohibition.

                      SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy
                      (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements and are considered sales for purposes of the 60-day prohibition.


MELLON EMPLOYEE       ENROLLMENT and CHANGING SALARY WITHHOLDING PERCENTAGES
STOCK PURCHASE PLAN   in the ESPP are exempt from reporting requirements and
(ESPP)                do not constitute a purchase for purposes of the 60-day
                      prohibition.

                      SELLING SHARES HELD IN THE ESPP - Sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends, are exempt from the reporting requirements. However, sale of stock held in the ESPP is considered a sale for purposes of the 60-day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                      SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the reporting requirements and are considered sales for purposes of the 60-day prohibition.


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES
                      Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 36, which is applicable to the following restrictions.

                      The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                      The following restrictions apply to ALL securities transactions by employees:

                      o     CREDIT, CONSULTING OR ADVISORY RELATIONSHIP -
                         Employees may not buy, hold or trade securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities without the prior permission of the Ethics Office. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open-end mutual funds.

                      o     CUSTOMER TRANSACTIONS - Trading for customers and
                              Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                      o     EXCESSIVE TRADING, NAKED OPTIONS - Mellon
                              discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.



PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES (CONTINUED)
                      o FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                      o INITIAL PUBLIC OFFERINGS - Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered brokers-dealers.

                      o MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                      o PRIVATE PLACEMENTS - Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                         Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                         After receipt of the necessary approvals and the acquisition, "Other Employees" are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                      o  SCALPING - Employees may not engage in
                         "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                      o SHORT-TERM TRADING - Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60-calendar day period.

                      o SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.


PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

PROHIBITION ON        You are prohibited from acquiring any security issued
INVESTMENTS IN        by a financial services organization if you are:
SECURITIES OF
FINANCIAL SERVICES    o     a member of the Mellon Senior Management Committee
ORGANIZATIONS
                      o     employed in any of the following departments:
                            Corporate Strategy & Development
                            Legal (Mellon headquarters only)
                            Finance (Mellon headquarters only)

                      o an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                      SECURITIES ACCOUNTS - All employees subject to this restriction on investments in financial services organizations are required to instruct their broker, trust account manager or other entity through which they have a securities account to submit directly to the Ethics Office copies of all trade confirmations and statements relating to each account of which they are an owner, direct or indirect, regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other exempt securities as that term is defined by the Policy but the account has the capability to have reportable securities traded in it, the employee must arrange for duplicate account statements and trade confirmations to be sent to the Ethics Office. An example of an instruction letter to the broker is contained in Exhibit A.

                      FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                      o     Commercial Banks other than Mellon
                      o Financial Holding Companies (or Bank Holding Companies) other than Mellon
                      o     Insurance Companies
                      o     Investment Advisory Companies
                      o     Shareholder Servicing Companies
                      o     Thrifts
                      o     Savings and Loan Associations
                      o     Brokers-Dealers
                      o     Transfer Agents
                      o     Other Depository Institutions


                      The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                      EFFECTIVE Date - Securities of financial services organizations properly acquired before the employee is subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.


PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

PROHIBITION ON        The acquisition of financial service organization
INVESTMENTS IN        securities through any of the following means is exempt
SECURITIES OF         from this prohibition:
FINANCIAL SERVICES
ORGANIZATIONS         o     Exempt securities (see Glossary)
(CONTINUED)           o     acquisition in a non-discretionary account
                      o     involuntary acquisitions
                      o     securities received as gifts
                      o     reinvestment of dividends (but not initial share
                            and optional cash purchases) under a dividend reinvestment program (DRIP) or acquisition through an automatic investment plan (AIP)
                      o     acquisitions through a non-Mellon employee
                            benefit plan

                      Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of the Ethics Office.



PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

PROTECTING CONFIDENTIAL INFORMATION

                      As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential.
                      All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon CODE OF CONDUCT.


INSIDER TRADING AND   Securities laws generally prohibit the trading of
TIPPING               securities while in possession of "material nonpublic"
LEGAL PROHIBITIONS    information regarding the issuer of those securities
                      (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                      Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price (price sensitive information) of a security would be material. Examples of information that might be material include:

                      o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets

                      o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                      o     dividend declarations or changes

                      o     extraordinary borrowings or liquidity problems

                      o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing

                      o earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                      o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits
                      o a proposal or agreement concerning a financial restructuring

                      o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                      o a significant expansion or contraction of operations

                      o information about major contracts or increases or decreases in orders

                      o the institution of, or a development in, litigation or a regulatory proceeding

                      o developments regarding a company's senior management

                      o information about a company received from a director of that company

                      o information regarding a company's possible noncompliance with environmental protection laws

                      This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                      "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.


PERSONAL SECURITIES TRADING PRACTICES-OTHER EMPLOYEES
-------------------------------------------------------------------------------

INSIDER TRADING AND   If you obtain material nonpublic information, you may
TIPPING               not trade related securities until you can refer to
LEGAL PROHIBITIONS    some public source to show that the information is
(CONTINUED)           generally available (that is, available from sources
                      other than inside sources) and that enough time has passed to allow wide dissemination of the information.
                      While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.


MELLON'S POLICY       Employees who possess material nonpublic information
                      about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                      Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                      Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                      Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS ON THE   As a diversified financial services organization,
FLOW OF INFORMATION   Mellon faces unique challenges in complying with the
WITHIN MELLON (THE    prohibitions on insider trading and tipping of material
"SECURITIES FIRE      nonpublic information, and misuse of confidential
WALL")                information.  This is because one Mellon unit might
                      have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                      Mellon's fiduciary duties, Mellon has established a "Securities Fire Wall" policy applicable to all employees. The "Securities Fire Wall" separates the
                      Mellon units or individuals that are likely to receive material nonpublic information (potential Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice
                      (Investment functions). Employees should refer to CPP
                      903-2(C) THE SECURITIES FIRE WALL.


GLOSSARY
-------------------------------------------------------------------------------

DEFINITIONS

o ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

o ACCESS PERSON - As defined by Rule 17j-1 under the Investment Company Act of 1940, "access person" means:

(A) With respect to a registered investment company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

(B) With respect to a principal underwriter, any director, officer, or general partner of such principal underwriter who in the ordinary course of his/her business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

(C) Notwithstanding the provisions of paragraph (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.


(D) An investment adviser is "primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.


o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:

(A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

(B) Any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.


o     APPROVAL - written consent or written notice of non-objection.

o DIRECT FAMILY RELATION - employee's spouse, children (including stepchildren, foster children, sons-in-law and daughters-in-law), grandchildren, parents (including step-parents, mothers-in-law and fathers-in-law) grandparents, and siblings (including brothers-in-law, sisters-in-law and step brothers and sisters). Also includes adoptive relationships.

o EMPLOYEE - an individual employed by Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees in all world-wide locations; generally, for purposes of the Policy, does not include consultants and contract or temporary employees.

o ETHICS OFFICE - the group within the Audit & Risk Review Department of Mellon which is responsible for administering the ethics program at Mellon, including the Securities Trading Policy.


GLOSSARY
-------------------------------------------------------------------------------

DEFINITIONS (CONTINUED)

o   EXEMPT SECURITIES - defined as:

      direct obligations of the sovereign governments of the United States and the United Kingdom (does not include obligations of other instrumentalities of the US and UK governments or quasi-government agencies)

      commercial paper

      high-quality, short-term debt instruments having a maturity of 366 days or less at issuance and rated in one of the two highest rating categories bankers' acceptances

      bank certificates of deposit and time deposits

      repurchase agreements

      securities issued by open-end investment companies (i.e., mutual funds and variable capital companies)

      fixed and variable annuities

      unit trusts

o     FAMILY RELATION - see direct family relation.

o GENERAL COUNSEL - General Counsel of Mellon or any person to whom relevant authority is delegated by the General Counsel.

o INDEX FUND - an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

o INDIRECT OWNERSHIP - The securities laws of most jurisdictions attribute ownership of securities to someone in certain circumstances, even though the securities are not held in that person's name. For example, US federal securities laws contain a concept of "beneficial ownership", and UK securities laws contain a concept of securities held by "associates" (this term includes business or domestic relationships giving rise to a "community of interest"). The definition of "indirect ownership" that follows is used to determine whether securities held other than in your name are subject to the preclearance and other provisions of the Policy. It was designed to be consistent with various securities laws; however, there can be no assurance that attempted adherence to this definition will provide a defense under any particular law. Moreover, a determination of indirect ownership requires a detailed analysis of personal and/or financial circumstances that are subject to change. It is the responsibility of each employee to apply the definition below to his/her own circumstances. If the employee determines that he/she is not an indirect owner of an account and the Ethics Office becomes aware of the account, the employee will be responsible for justifying his/her determination. Any such determination should be based upon objective evidence (such as written documents), rather than subjective or intangible factors.

      GENERAL STANDARD. Generally, you are the indirect owner of securities (and preclearance and other provisions of the Policy will therefore apply to those securities) if, through any contract, arrangement, understanding, relationship or otherwise, you have the opportunity, directly or indirectly, to share at any time in any profit derived from a transaction in them (a "pecuniary interest"). The following is guidance on the application of this definition to some common situations.

      FAMILY MEMBERS. You are presumed to be an indirect owner of securities held by members of your immediate family who share the same household with you. "Immediate family" means your spouse, your children (including stepchildren, foster children, sons-in-law and daughters-in-law), your grandchildren, your parents (including stepparents, mothers-in-law and fathers-in-law), your grandparents and your siblings (including brothers-in-law, sisters-in-law and step brothers and sisters) and includes adoptive relationships. This presumption of ownership may be rebutted, but it will be difficult to do so if, with respect to the other person, you commingle any assets or share any expenses, you provide or receive any financial support, you influence investment decisions, you include them as a dependent for tax purposes or as a beneficiary under an employee benefit plan, or you are in any way financially codependent. Any attempt to disclaim indirect ownership with respect to family members who share your household MUST be based upon countervailing facts that you can prove in writing.



GLOSSARY
-------------------------------------------------------------------------------

DEFINITIONS (CONTINUED)

o     INDIRECT OWNERSHIP (CONT.)

      PARTNERSHIPS. If you are a general partner in a general or limited partnership, you are deemed to own your proportionate share of the securities owned by the partnership. Your "proportionate share" is the greater of your share of profits or your share of capital, as evidenced by the partnership agreement. Limited partners are NOT deemed to be owners of partnership securities absent unusual circumstances, such as influence over investment decisions.

      SHAREHOLDERS OF CORPORATIONS. You are NOT deemed to own the securities held by a corporation in which you are a shareholder unless you are a controlling shareholder or you have or share investment control over the corporation's portfolio.

      TRUSTS. Generally, parties to a trust will be deemed indirect owners of securities in the trust only if they have BOTH a pecuniary interest in the trust and investment control over the trust. "Investment control" is the power to direct the disposition of the securities in the trust. Specific applications are as follows:

        TRUSTEES: A trustee is deemed to have investment control over the trust unless there are at least three trustees and a majority is required for action. A trustee has a pecuniary interest in the trust if (i) the trustee is also a trust beneficiary, (ii) an immediate family member of the trustee (whether or not they share the same household) is a beneficiary, or (iii) the trustee receives certain types of performance-based fees.

        SETTLORS: If you are the settlor of a trust (that is, the person who puts the assets into the trust), you are an indirect owner of the trust's assets if you have a pecuniary interest in the trust AND you have or share investment control over the trust. You are deemed to have a pecuniary interest in the trust if you have the power to revoke the trust without anyone else's consent or if members of your immediate family who share your household are beneficiaries of the trust.

        BENEFICIARIES. If you or a member of your immediate family who shares your household is a beneficiary of a trust, you are deemed to have a pecuniary interest in the trust and will therefore be deemed an indirect owner of the trust's assets if you have or share investment control over the trust.

    REMAINDER INTERESTS. Remainder interests are those that do not take effect until after some event that is beyond your control, such as the death of another person. Remainder interests are typically created by wills or trust instruments. You are NOT deemed to be an indirect owner of securities in which you only have a remainder interest provided you have no power, directly or indirectly, to exercise or share investment control or any other interest.

    DERIVATIVE SECURITIES. You are the indirect owner of any security you have the right to acquire through the exercise or conversion of any option, warrant, convertible security or other derivative security, whether or not presently exercisable.

o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are open-end investment companies that issue and sell REDEEMABLE securities representing an undivided interest in the net assets of the company.

o INVESTMENT ETHICS COMMITTEE - committee that has oversight responsibility for issues related to personal securities trading and investment activity by Access Decision Makers. The committee is composed of investment, legal, risk management, audit and ethics management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are determined by the Corporate Ethics Officer.

o MANAGER OF THE ETHICS OFFICE - individual appointed by the Corporate Ethics Officer to manage the Ethics Office.

o   MELLON - Mellon Financial Corporation.



GLOSSARY
--------------------------------------------------------------------------------

DEFINITIONS (CONTINUED)

o NON-DISCRETIONARY ACCOUNT - an account for which the employee has no direct or indirect control over the investment decision making process. Non-discretionary accounts may only be exempted from preclearance and reporting procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions.

o OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time frame. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

      Call Options
          -If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.
          -If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.
      Put Options
          -If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.
          -If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.


       Below is a table describing the above:

                                          Transaction Type

              Option               Buy                      Sale
                 Type

                 Put        Sale of Underlying     Purchase of Underlying
                                 Security                 Security

                 Call     Purchase of Underlying     Sale of Underlying
                                 Security                 Security

o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of the Ethics Office and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under various laws and rules, such as the Securities Act of 1933 in the US and the Listing Rules in the UK. Such offerings are exempt from registration because they do not constitute a public offering. Private placements can include limited partnerships.

o SECURITY - any investment that represents an ownership stake or debt stake in a company, partnership, governmental unit, business or other enterprise. It includes stocks, bonds, notes, evidences of indebtedness, certificates of participation in any profit-sharing agreement and certificates of deposit. It also includes many types of puts, calls, straddles and options on any security or group of securities; fractional undivided interests in oil, gas, or other mineral rights; "investment contracts", "variable" life insurance policies and "variable" annuities, whose cash values or benefits are tied to the performance of an investment account. It does not include currencies. Unless expressly exempt, all securities transactions are covered under the provisions of the Policy (see definition of Exempt securities).

o SECURITIES FIRE WALL - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

o SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Financial Corporation.

o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.



EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER


Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith
       Account No. xxxxxxxxxxxx

To whom it may concern:

In connection with my existing brokerage account(s) with your firm, please be advised that my employer should be noted as an "Interested Party" with respect to my account(s). They should, therefore, be sent copies of all trade confirmations and account statements relating to my account on a regular basis.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

      Manager of the Ethics
      Office
      Mellon Financial
      Corporation
      PO Box 3130
      Pittsburgh, PA
      15230-3130


Thank you for your cooperation in this request.

Sincerely yours,



Employee

cc:  Manager of the Ethics Office (153-3300)


                                                     Securities Trading Policy
                                                 Access Decision Maker Edition


                                                 September 2003


      Dear Employee:

      From Mellon's first day of business, in 1869, we have maintained an uncompromising culture that practices the highest standards of business ethics. We have built a system of guiding principles, Mellon's Shared Values, and have encouraged employees to live those values each day. For the benefit of our customers, our shareholders, our communities and each other, we expect no less than honorable behavior from one another when conducting Mellon business.

      Over the last couple of years, we have seen dramatic examples of the damage irresponsible or unethical business behavior can have on an individual or a corporation. To help employees make the right decisions for Mellon and our constituents, we have developed a comprehensive CODE OF CONDUCT and Corporate Policies and Procedures that help guide our actions.

      One of our most important policies, the SECURITIES TRADING
      Policy, is intended to secure each employee's commitment to continued service with integrity. Because your personal investments can lead to conflicts of interest, you must fully understand and comply with the investment guidelines contained in Mellon's SECURITIES TRADING POLICY.

      In business, building a reputation of integrity can take the hard work of many employees over many years. As recent high-profile business failures have demonstrated, it doesn't take nearly as much time or as many employees to damage or altogether destroy that reputation.

      At Mellon, maintaining the reputation we've earned for more than 130 years of honest, open business practices is the responsibility of every employee. We can do so by remaining diligent in our strict adherence to Mellon's CODE OF CONDUCT and all of Mellon's Corporate Policies and Procedures, particularly the SECURITIES TRADING POLICY. If you are new to Mellon, please take the time to fully understand the policy, and consult it whenever you are unsure about appropriate activity. If you have seen the policy before, I urge you to renew your understanding of the entire document and the ways in which it applies to you.

      Sincerely yours,

      /s/ Marty McGuinn
          Chairman and Chief Executive Officer



    TABLE OF CONTENTS-ACCESS DECISION MAKERS
    ------------------------------------------------------------------------
                                                                    PAGE #
           QUICK REFERENCE - ACCESS DECISION MAKERS                       1

           INTRODUCTION                                                   2

           CLASSIFICATION OF EMPLOYEES                                    3
                Access Decision Maker (ADM)                               3
                Micro-Cap Access Decision Maker                           3
                Consultants, Independent Contractors and Temporary        3
                Employees
                                                                          3
           THE INVESTMENT ETHICS COMMITTEE
                                                                       4-12
           STANDARDS OF CONDUCT FOR ACCESS DECISION MAKERS                4
                - Conflict of Interest                                    4
                - Material Nonpublic Information                          4
                - Personal Securities Transaction Reports                 5
                - Statement of Securities Accounts and Holdings           5
                - Quarterly Reporting                                     6
                - Preclearance for Personal Securities Transactions       7
                - Special Standards for Preclearance Compliance           7
           Officers                                                       8
                - Special Rules for MCADMs                                9
                - Contemporaneous Disclosure                             10
                - 7-Day Blackout Policy                                  10
                - Exemptions from Requirement to Preclear                11
                - Gifting of Securities                                  11
                - Ownership                                              11
                - Non-Mellon Employee Benefit Plans                      12
                - DRIPs, DPPs and AIPs                                   12
                - Investment Clubs and Private Investment Companies      12
                - Restricted List
                - Confidential Treatment                              13-14
                                                                         13
           RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES             14
                - General Restrictions                                   14
                - Mellon 401(k) Plan                                     14
                - Mellon Employee Stock Options
                - Mellon Employee Stock Purchase Plan (ESPP)          15-17
                                                                         15
           RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES              15
                - Customer Transactions                                  15
                - Excessive Trading, Naked Options                       15
                - Front Running                                          15
                - Initial Public Offerings                            15-16
              - Material Nonpublic Information                           16
              - Private Placements                                       16
              - Scalping                                                 16
              - Short-Term Trading                                       16
                     - Spread Betting                                    17
              - Prohibition on Investments in Securities of
              Financial Services Organizations                        18-19
                                                                      18-19
           PROTECTING CONFIDENTIAL INFORMATION                           19
                - Insider Trading and Tipping Legal Prohibitions         19
                - Mellon's Policy
              - Restrictions on the Flow of Information Within        20-23
              Mellon (The "Securities Fire Wall")
                                                                         24
           GLOSSARY DEFINITIONS

           EXHIBIT A - SAMPLE LETTER TO BROKER





QUICK REFERENCE-ACCESS DECISION MAKERS

--------------------------------------------------------------------------------

SOME THINGS YOU MUST DO                   SOME THINGS YOU MUST NOT DO

STATEMENT OF ACCOUNTS AND HOLDINGS -      MELLON SECURITIES - The following
Provide to the Preclearance Compliance    transactions in Mellon securities are
Officer or his/her designee a statement   prohibited for all Mellon employees:
of all securities accounts and holdings   o     short sales
within 10 days of becoming an ADM and     o     purchasing and selling or selling
again annually on request.  In addition,        and purchasing within 60 days
provide to the Preclearance Compliance    o     margin purchases or options other
Officer or his/her designee within 30           than employee options
days after every quarter-end thereafter
a report for requested securities         NON-MELLON SECURITIES
holdings.                                 o     portfolio Managers are prohibited
                                                from purchasing or selling the
DUPLICATE STATEMENTS & CONFIRMATIONS -          same or equivalent security 7
Instruct your broker, trust account             days before or after a fund or
manager or other entity through which           other advised account
you have a securities trading account to        transaction
send directly to the Preclearance         o     for all ADMs, purchasing and
Compliance Officer or his/her designee:         selling or selling and
o     trade confirmations summarizing           purchasing the same or
      each transaction                          equivalent security within 60
o     periodic statements                       days is discouraged, and any
                                                profits must be disgorged
Exhibit A can be used to notify your      o     new investments in financial
broker or account manager.  Contact the         services organizations are
Preclearance Compliance Officer for the         prohibited for CERTAIN
correct address.  This applies to all           employees- see Page 17
accounts in which you have direct or
indirect ownership (see Glossary).     OTHER RESTRICTIONS are detailed
                                       throughout the Policy.  Read the Policy!
                                                                ===============
PRECLEARANCE - Before initiating a
securities transaction, written           EXEMPTIONS
                                          ----------
preclearance must be obtained from the
Preclearance Compliance Officer.          Preclearance is NOT required for:
Contact the Preclearance Compliance       o     transactions in Exempt securities
Officer for applicable approval                 (see Glossary)
procedures.                               o     transactions in non-affiliated,
                                                closed-end investment companies
If preclearance approval is received,     o     transactions in non-financial
the trade must be communicated to the           commodities (such as
broker on the same day and executed             agricultural futures, metals,
before the end of the next business day,        oil, gas, etc.), currency
at which time the preclearance approval         futures, financial futures
will expire.                              o     transactions in index securities
                                          o     transactions in approved accounts
CONTEMPORANEOUS DISCLOSURE - ADMs must          in which the employee has no
--------------------------
obtain written authorization from the           direct or indirect influence or
ADM's Chief Investment Officer (CIO) or         control over the investment
other Investment Ethics Committee (IEC)         decision making process
designee prior to making or acting upon   o     involuntary transactions on the
a portfolio recommendation in a security        part of an employee (such as
which they own directly or indirectly.          stock dividends or sales of
Contact the Preclearance Compliance             fractional shares)
Officer for available forms.              o     changes in elections under
                                                Mellon's 401(k) Retirement
PRIVATE PLACEMENTS -Acquisition of              Savings Plan
securities in a Private Placement must    o     enrollment, changes in salary
be precleared by the IEC.  Prior                withholding percentages and
holdings must be approved by the IEC            sales of shares held in
within 90 days of becoming an ADM.  To          Mellon's Employee Stock
initiate preclearance or approval,              Purchase Plan (ESPP); sales of
contact the Ethics Office.                      shares previously withdrawn
                                                from the ESPP do require
IPOS - Acquisition of securities through        preclearance
----
an allocation by the underwriter of an    o     receipt and exercise of an
Initial Public Offering (IPO) is                employee stock option
prohibited without the approval of the          administered through Human
Manager of the Ethics Office.  Approval         Resources
can be given only when the allocation is  o     automatic reinvestment of
the result of a direct family                   dividends under a Dividend
relationship.                                   Reinvestment Plan (DRIP) or
                                                Automatic Investment Plan
MICRO-CAP SECURITIES - Unless approved          (AIP); initial share purchase
--------------------
by the IEC, Micro-Cap ADMs (MCADMs) are         and optional cash purchases
prohibited from purchasing any security         under a DRIP or Direct Purchase
of an issuer with low common equity             Plan (DPP) do require
market capitalization (at the time of           preclearance, as do sales of
acquisition).  Securities with the              shares acquired through a DRIP,
following market caps are subject to            DPP or AIP
this prohibition:                         o     sales pursuant to a bona fide
o     in the US, $100 million or less           tender offer and sales or
o     in the UK,(POUND)60 million or less       exercises of "rights" (see Page
                                                10)
MCADMs must obtain, on their
Preclearance Request Form, the written    QUESTIONS?
                                          ----------
authorization of their immediate
supervisor and their CIO prior to         Contact Mellon's Ethics Office at:
trading any security of an issuer with    o     The Securities Trading Policy
low common equity market                        Help Line:  1-412-234-1661
capitilization.  Securities with the      o     Mellon's Ethics Help Line
following market caps are subject to            - Toll Free Telephone
this requirement:                         o     Asia (except Japan):
o  in the US, more than $100 million            001-800-710-63562
   but less than or equal to $250 million o     Australia: 0011-800-710-63562
o  in the UK, more than(pound)60 million  o     Brazil: 0800-891-3813
   but less than or equal to(pound)       o     Europe: 00-800-710-63562
   150 million                            o     Japan:  international
                                                access code
                                                + 800-710-63562 (codes are:
Any prior holding of such securities             0061010, 001010, 0041010 or
must be approved by the CIO.                     0033010)
                                          o     US and Canada: 1-888-MELLON2
                                                (1-888-635-5662)
                                          o     All other locations: call
                                                collect to 412-236-7519
                                                - Email: ethics@mellon.com
                                                - Postal Mail: PO Box 535026
                                                Pittsburgh, PA 15253-5026 USA

 THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST READ
                          THE POLICY AND COMPLY WITH IT.



INTRODUCTION
--------------------------------------------------------------------------------

                    The SECURITIES TRADING POLICY (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

                    Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed the Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

                    This Policy covers the personal trading activities of all employees in their own accounts and in accounts in which they have indirect ownership. While employees should consult the Glossary for a complete definition of the terms "security" and "indirect ownership", in general they mean:

                    o SECURITY - any investment that represents an ownership stake or debt stake in a company or government. While the Policy provides for exemptions for certain securities, if not expressly exempt in the Policy, all securities are covered (see Glossary for definition of Exempt securities)

                    o INDIRECT OWNERSHIP - you are presumed to have indirect ownership of accounts held by members of your family with whom you share a household. This includes your spouse, your children, and any other family members in your home. Generally, you are deemed to be the indirect owner of securities if you have the opportunity to directly or indirectly share, at any time, in profits derived from transactions in such securities

                    Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                    The provisions of the Policy have worldwide applicability and cover trading in any part of the world. Employees are also subject to applicable laws of jurisdictions in those countries in which they conduct business. To the extent any particular portion of the Policy is inconsistent with, or in particular less restrictive than such laws, employees should consult the General Counsel or the Manager of the Ethics Office.

                    The Policy may be amended and any provision waived or exempted only at the discretion of the Manager of the Ethics Office. Any such waiver or exemption will be evidenced in writing and maintained in the Ethics Office.

                    Employees must read the Policy and must comply with it - in this regard, employees should comply with the spirit of the Policy as well as the strict letter of its provisions. Failure to comply with the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of the Ethics Office or his/her designee.


SPECIAL EDITION     This edition of the Policy has been prepared especially for
                    Access Decision Makers. If you believe you are not an Access Decision Maker, please contact your supervisor, Preclearance Compliance Officer, the Manager of the Ethics
                    Office or access Mellon's Intranet to obtain the general edition of the Policy.


PURPOSE It is imperative that Mellon and its affiliates avoid even the appearance of a conflict between the personal securities trading of its employees and its fiduciary duties to investment companies and managed account clients. Potential conflicts of interest are most acute with respect to personal securities trading by those employees most responsible for directing managed fund and account trades: portfolio managers and research analysts. To avoid even the appearance of impropriety, an Investment Ethics Committee has been formed. The Committee, in turn, has established the following practices which apply to Access Decision Makers. These practices do not limit the authority of any Mellon affiliate to impose additional restrictions or limitations.


CLASSIFICATION OF EMPLOYEES


--------------------------------------------------------------------------------

                       Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of various laws and regulations, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist the employees who are portfolio managers and research analysts in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one or both of the following categories:

                       o     Access Decision Maker
                       o     Micro-Cap Access Decision Maker

                       Appropriate requirements and limitations are specified in the Policy based upon the employee's classification. The Investment Ethics Committee will determine and designate the classification of each employee based on the following guidelines.


ACCESS DECISION MAKER  Generally this will be portfolio managers and research
(ADM) analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. Neither traders nor portfolio managers of funds which are limited to replicating an index are ADMs.

MICRO-CAP ACCESS       Generally this will be ADMs who make recommendations or
DECISION MAKER (MCADM) decisions regarding the purchase or sale of any security of an issuer with a low common equity market capitalization. In the US, the market cap is equal to or less than $250 million and in the UK the market cap is equal to or less than (pound)150 million. MCADMs are also ADMs.


CONSULTANTS,           Managers should inform consultants, independent
INDEPENDENT            contractors and temporary employees of the general
CONTRACTORS AND        provisions of the Policy (such as the prohibition on
TEMPORARY EMPLOYEES    trading while in possession of material nonpublic
                       information). Whether or not a consultant, independent contractor or temporary employee will be required to preclear trades or report their personal securities holdings will be determined on a case-by-case basis. If one of these persons would be considered an ADM and the person were a Mellon employee, the person's manager should advise the Manager of the Ethics Office who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.



THE INVESTMENT ETHICS COMMITTEE (IEC)
                       The IEC is composed of investment, legal, risk management, and audit & ethics management representatives of Mellon and its affiliates. The chief executive officer, senior investment officer and the Preclearance Compliance Officer at each Mellon investment affiliate, working together, will be designees of the IEC. The IEC will meet periodically to review the actions taken by its designees and to consider issues related to personal securities trading and investment activity by ADMs.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

STANDARDS OF CONDUCT FOR ACCESS DECISION MAKERS



                       Because of their particular responsibilities, ADMs are subject to preclearance and personal securities reporting requirements, as discussed below.

                       Every ADM must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.


CONFLICT OF INTEREST   No employee may engage in or recommend any securities
                       transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC     No employee may divulge the current portfolio positions,
INFORMATION            or current or anticipated portfolio transactions,
                       programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                       No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

PERSONAL SECURITIES    STATEMENTS & CONFIRMATIONS - All ADMs are required to
TRANSACTION REPORTS    instruct their broker, trust account manager or other
                       entity through which they have a securities trading account to submit directly to the Preclearance
                       Compliance Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other Exempt securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the ADM must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance
                       Compliance Officer or his/her designee. Exhibit A is an example of an instruction letter to a broker.

                       OTHER SECURITIES TRANSACTIONS which were not completed through an account, such as gifts, inheritances and spin-offs from securities held outside accounts, or other transfers must be reported to the Preclearance Compliance Officer or his/her designee within 10 days of the transaction.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

STATEMENT OF           Within ten days of becoming an ADM and on an annual
SECURITIES ACCOUNTS    basis thereafter, all ADMs must submit to the
AND HOLDINGS           Preclearance Compliance Officer or his/her designee:

                       o a listing of all accounts that may trade reportable securities in which the employee is a direct or indirect owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the account contains only mutual funds or other Exempt securities (see Glossary) but has the capability of holding reportable securities, the account must be disclosed

                       o a statement of all securities held outside of securities trading accounts in which the employee presently has any direct or indirect ownership other than Exempt securities (see Glossary)

                       The annual report must be completed upon the request of the Ethics Office, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the ADM has read and complied with the Policy.


QUARTERLY REPORTING    ADMs are required to submit quarterly to the
                       Preclearance Compliance Officer or his/her designee the Quarterly Securities Report. This report must be submitted within 30 days of each quarter end and includes information on:

                       o securities directly or indirectly owned at any time during the quarter which were also either recommended for a transaction or in the portfolio managed by the ADM during the quarter

                       o  positions obtained in private placements

                       o securities of issuers owned directly or indirectly at any time during the quarter which at the time of acquisition or at the date designated by the Preclearance Compliance Officer (whichever is later) had a market capitalization that was equal to or less than:
                             in the US, $250 million
                             in the UK, (pound)150 million

                       o securities transactions which were not completed through a securities account, such as gifts, inheritances, spin-offs from securities held outside securities accounts, or other transfers

                       A form for making this report can be obtained from the Preclearance Compliance Officer or from the Securities Trading Policy website on Mellon's intranet.

PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

PRECLEARANCE FOR       All ADMs must notify the Preclearance Compliance Officer
PERSONAL SECURITIES    in writing and receive preclearance before they engage
TRANSACTIONS           in any purchase or sale of a security for their own
                       accounts or in accounts in which they are an indirect owner. ADMs should refer to the provisions under "
                       Ownership" on Page 11, which are applicable to these provisions.

                       All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form.

                       The Preclearance Compliance Officer will notify the ADM whether the request is approved or denied, without disclosing the reason for such approval or denial.

                       Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the ADM. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the ADM to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The ADM should retain a copy of this written record for at least two years.

                       As there could be many reasons for preclearance being granted or denied, ADMs should not infer from the preclearance response anything regarding the security for which preclearance was requested.
                       Although making a preclearance request does not obligate an ADM to do the transaction, it should be noted that:

                       o preclearance requests should not be made for a transaction that the ADM does not intend to make

                       o the order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire

                       o ADMs should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the ADM is preclearing as an indirect owner of another's account, the response may be disclosed to the other owner

                       o  standard orders to trade at certain prices
                          (sometimes called "limit", "stop-loss",
                          "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained

PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

SPECIAL STANDARDS     ADMs will generally not be given clearance to execute a
FOR PRECLEARANCE      transaction in any security that is on the restricted
COMPLIANCE OFFICERS   list maintained by the Preclearance Compliance Officer or
                      for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.
                      The Preclearance Compliance Officer may approve certain de minimus transactions even when the firm is trading such securities. However, de minimus transactions require preclearance approval. The following transaction limits are available for this exemption:

                      o in the US, transactions in the amount of $10,000 or 100 shares, whichever is greater, of the top 500 issuers on the Russell List of largest publicly traded companies or other companies with a market capitalization of $5 billion or higher

                      o in the UK, transactions in the amount of (pound)6 thousand or 100 shares, whichever is greater, of companies ranked in the top 100 of the FTSE All Share Index or other companies with a market capitalization of (pound)3 billion or higher

                      The following restrictions or conditions are imposed upon the above described transactions:
                      o employees must cooperate with the Preclearance Compliance Officer's request to document market capitalization amounts
                      o approval is limited to two such trades in the securities of any one issuer in any calendar month
                      o short-term profit disgorgement is NOT waived for such transactions
                      o preclearance is required prior to executing the transaction


SPECIAL RULES FOR     ADMs who are designated as MCADMs have additional
MCADMS                restrictions when voluntarily acquiring, both directly
                      and indirectly, securities of issuers with low common equity market capitalization. The thresholds for these restrictions are:

                      o in the US, securities with a market cap equal to or less than $250 million
                      o in the UK, securities with a market cap equal to or less than (pound)150 million

                      Newly designated MCADMs must obtain CIO/CEO authorization to continue holding such securities. The MCADM must indicate on their next Quarterly Securities Report that approval to continue holding such securities has not yet been received. The Preclearance Compliance Officer will then request appropriate approvals.

                      MCADMs are prohibited from voluntarily acquiring the following securities without express written approval from the Investment Ethics Committee:

                      o in the US, securities with a market cap of $100 million or less
                      o in the UK, securities with a market cap of(pound)60 million or less

                      Involuntary acquisitions of such securities (such as those acquired through inheritance, gift or spin-off) must be disclosed in a memo to the Preclearance Compliance Officer within 10 days of the involuntary acquisition. This memo must be attached to the next Quarterly Securities Report filed by the MCADM.

                      MCADMs must obtain written approval, on the Preclearance Request Form, from both their immediate supervisor and their Chief Investment Officer before voluntarily buying or selling the following:

                      o in the US, securities with a market cap of more than $100 million but less than or equal to $250 million
                      o in the UK, securities with a market cap of more than (pound)60 million but less than or equal to (pound)150 million

PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------


CONTEMPORANEOUS       ADMs must obtain written authorization prior to making or
DISCLOSURE            acting upon a portfolio recommendation (including
                      recommendations to "hold") in a security which they own
                      directly or indirectly.  This authorization must be
                      obtained from the ADM's CIO, CEO or other IEC designee
                      prior to the first such portfolio recommendation or
                      transaction in a particular security in a calendar
                      month.   The following personal securities holdings are
                      exempt from the requirement to obtain written authorization preceding a portfolio recommendation or transaction:

                      o     Exempt securities (see Glossary)

                      o securities held in accounts over which the ADM has no investment discretion, which are professionally \ managed by a non-family member, and where the ADM has no actual knowledge that such account is currently holding the same or equivalent security at the time of the portfolio recommendation or transaction

                      o personal holdings of equity securities of the following:

                      - in the US, the top 200 issuers on the Russell list of largest publicly traded companies and other companies with a market capitalization of $20 billion or higher

                      - in the UK, the top 100 companies on the FTSE All Share Index and other companies with a market capitalization of (pound)10 billion or higher

                      o personal holdings of debt securities which do not have a conversion feature and are rated investment grade BBB or better

                      o personal holdings of ADMs who are index fund managers and who have no investment discretion in replicating an index

                      o personal holdings of Portfolio Managers in Mellon Private Wealth Management if the Portfolio Manager exactly replicates the model or clone portfolio. A disclosure form is required if the Portfolio Manager recommends securities which are not in the clone or model portfolio or recommends a model or clone security in a different percentage than model or clone amounts. Disclosure forms are also required when the Portfolio Manager recommends individual securities to clients, even if Mellon shares control of the investment process with other parties

                      If a personal securities holding does not fall under one of these exemptions, the ADM must complete and forward a disclosure form for authorization by the CIO or designee, prior to the first recommendation or transaction in the
                      security in the current calendar month.   Disclosure
                      forms for subsequent transactions in the same security are not required for the remainder of the calendar month so long as purchases (or sales) in all portfolios do not exceed the maximum number of shares, options, or bonds disclosed on the disclosure form. If the ADM seeks to effect a transaction or makes a recommendation in a direction opposite to the most recent disclosure form, a new disclosure form must be completed prior to the transaction or recommendation.

                      Once the CIO authorization is obtained, the ADM may make the recommendation or trade the security in the managed portfolio without the Preclearance Compliance Officer's signature. However, the ADM must deliver the authorization form to the Preclearance Compliance Officer on the day of the CIO's authorization. The Preclearance Compliance Officer will forward a copy of the completed form for the ADM's files. The ADM is responsible for following-up with the Preclearance Compliance Officer in the event a completed form is not returned to the ADM within 5-business days. It is recommended that the ADM retain completed forms for two years.

                      A listing of Investment Ethics Committee designees and the personal securities disclosure forms are available on the Mellon intranet, or can be obtained from your Preclearance Compliance Officer.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

7-DAY BLACKOUT POLICY Portfolio managers (except index fund managers) are prohibited from buying or selling a security within 7-calendar days before and after their investment company or managed account has effected a transaction in that security. In addition to other appropriate sanctions, if such ADMs effect such personal transactions during that period, these individuals must disgorge any and all profit realized from such transactions, in accordance with procedures established by the Investment Ethics Committee, except that the following transactions will not be subject to disgorgement:

                      o in the US, transactions in the amount of $10,000 or 100 shares, whichever is greater, of the top 500 issuers on the Russell List of largest publicly traded companies or other companies with a market capitalization of $5 billion or higher

                      o in the UK, transactions in the amount of (pound)6 thousand or 100 shares, whichever is greater, of companies ranked in the top 100 of the FTSE All Share Index or other companies with a market capitalization of (pound)3 billion or higher


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------


EXEMPTIONS FROM        Preclearance by ADMs is not required for the following
REQUIREMENT TO         transactions:
PRECLEAR
                      o purchases or sales of Exempt securities (generally means direct obligations of the governments of the United States and United Kingdom; commercial paper; high-quality, short-term debt instruments; banker's acceptances; bank certificates of deposits and time deposits; repurchase agreements; securities issued by open-end investment companies, which for this purpose includes open-end mutual funds and variable capital companies; fixed and variable annuities; and unit trusts (see Glossary for definition of Exempt securities))
                      o purchases or sales of non-affiliated, closed-end investment companies
                      o purchase or sales of non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures
                      o purchases or sales of index securities (sometimes referred to as exchange traded funds)
                      o purchases or sales effected in accounts in which an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts"). Non-discretionary accounts may only be exempted from preclearance procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions
                      o transactions that are involuntary on the part of an employee, such as stock dividends or sales of fractional shares; however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared
                      o the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department
                      o     changes to elections in the Mellon 401(k) plan
                      o enrollment, changes in salary withholding percentages and sales of shares held in the Mellon Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance
                      o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer
                      o sales of rights acquired from an issuer, as described above
                      o     sales effected pursuant to a bona fide tender offer
                      o automatic reinvestment of dividends under a Dividend Reinvestment Plan (DRIP) or Automatic Investment Plan (AIP); initial share purchase and optional cash purchases under a DRIP or Direct Purchase Plan (DPP) must be precleared as do sales of shares acquired through a DRIP, DPP or AIP

GIFTING OF SECURITIES  ADMs desiring to make a bona fide gift of securities or who receive a bona fide gift of securities, including an inheritance, do not need to preclear the transaction. However, ADMs must report such bona fide gifts to the Preclearance Compliance Officer or his/her designee.
                       The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift; the date of the transaction; and the name of the broker through which the transaction was effected.
                       A bona fide gift is one where the donor does not receive anything of monetary value in return. An ADM who purchases a security with the intention of making a gift must preclear the purchase transaction.



PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

OWNERSHIP              The preclearance, reporting and other provisions of the
                       Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see Glossary for definition of indirect owner). Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                       o securities held by members of your family who share the same household with you

                       o securities held by a trust in which you are a settler, trustee, or beneficiary

                       o securities held by a partnership in which you are a general partner

                       o securities in which any contract, arrangement, understanding or relationship gives you direct or indirect economic interest


NON-MELLON EMPLOYEE    With the exception of the provisions in the Policy
BENEFIT PLANS          regarding Contemporaneous Disclosures and Quarterly
                       Reporting, the Policy does not apply to transactions done under a bona fide employee benefit plan of an organization not affiliated with Mellon by an employee of that organization who shares ownership interest with a Mellon employee. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions IN THE EMPLOYER'S SECURITIES done by the spouse as part of the spouse's employee benefit plan.

                       In such situations, the spouse's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding its own employee benefit plans.

                       However, employee benefit plans which allow the employee to buy or sell securities other than those of their employer are subject to the Policy, including the preclearance and reporting provisions.


DRIPS, DPPS AND AIPS   Certain companies with publicly traded securities
                       establish:

                       o Dividend Reinvestment Plans (DRIPs) - These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                       o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                       o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                       Participation in a DRIP, DPP or AIP is voluntary.

                       ADMs who enroll in a DRIP or AIP are required to preclear the initial enrollment in the plan when accompanied by an initial share purchase transaction. However, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP are not required to be precleared.

                       ADMs must preclear all optional cash purchases through a DRIP and all purchases through a DPP. ADMs must also preclear all sales through a DRIP, DPP or AIP.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
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INVESTMENT CLUBS AND   Certain organizations create a unique means of
PRIVATE INVESTMENT     investing:
COMPANIES
                       o    Investment Clubs - a membership organization where
                            investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, ADMs belonging to such a club must preclear and report the securities transactions of the club.

                       o Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). ADMs investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                            However, ADMs' investments in Private Investment Companies are considered to be private placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Pages 15 and 16 for approval requirements.


RESTRICTED LIST        The Preclearance Compliance Officer will maintain a
                       list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for ADMs in his/her area. From time to time, such trading restrictions may be appropriate to protect Mellon and its ADMs from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                       The Preclearance Compliance Officer will retain copies of the restricted lists for six years.


CONFIDENTIAL TREATMENT The Manager of the Ethics Office and/or Preclearance
                       Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy. Documents received from ADMs are also available for inspection by the boards of directors, trustees or managing general partners of any Mellon entity regulated by certain investment company laws.

PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                       ADM Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                       The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under
                       Section 16 of the Securities Exchange Act of 1934.

                       o SHORT SALES - Short sales of Mellon securities by employees are prohibited.

                       o SHORT-TERM TRADING - ADMs are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60-calendar day period. In addition to any other sanctions, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

                       o MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                       o OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                       o MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
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MELLON 401(K) PLAN    For purposes of the short-term trading rule, employees
                      changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                      o with respect to ADMs, any profits realized on short-term changes in the 401(k) will not have to be disgorged

                      o changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department)

                      Except for the above, there are no other restrictions applicable to the 401(k) plan. This means, for example:

                      o employees are not required to preclear any elections or changes made in their 401(k) account

                      o there is no restriction on employees changing their salary deferral contribution percentages with regard to the 60-day rule

                      o the regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the 60-day rule


MELLON EMPLOYEE       RECEIPT or EXERCISE of an employee stock option from
STOCK OPTIONS         Mellon is exempt from reporting and preclearance
                      requirements and does not constitute a purchase for purposes of the 60-day prohibition.

                      SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy, regardless of how little time has elapsed between the option exercise and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.

MELLON EMPLOYEE       ENROLLMENT and CHANGING SALARY WITHHOLDING PERCENTAGES
STOCK PURCHASE PLAN   in the ESPP are exempt from preclearance and reporting
(ESPP)                requirements and do not constitute a purchase for
                      purposes of the 60-day prohibition.

                      SELLING SHARES HELD IN THE ESPP - ADMs are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60-day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                      SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                       Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 11 which is applicable to the following restrictions.

                       The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.
                       The following restrictions apply to ALL securities transactions by ADMs:

                       o CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                       o EXCESSIVE TRADING, NAKED OPTIONS - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                       o FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                       o INITIAL PUBLIC OFFERINGS - ADMs are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Investment Ethics Committee. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the ADM. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                       o MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                       o PRIVATE PLACEMENTS - Participation in private placements is prohibited without the prior written approval of the Investment Ethics Committee. The Committee will generally not approve an ADM's acquiring, in a private placement, direct or indirect ownership of any security of an issuer in which any managed fund or account is authorized to invest within the ADM's fund complex. Employees should contact the Ethics Office to initiate approval.

                            Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For the purpose of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES (CONTINUED)

                          PRIVATE PLACEMENTS (CONTINUED) - When considering requests for participation in private placements, the Investment Ethics Committee will take into account the specific facts and circumstances of the request prior to reaching a decision on whether to authorize a private placement investment by an ADM. These factors include, among other things, whether the opportunity is being offered to an individual by virtue of his or her position with Mellon or its affiliates, or his or her relationship to a managed fund or account. The Investment Ethics Committee will also consider whether a fund or account managed by the ADM is authorized to invest in securities of the issuer in which the ADM is seeking to invest.
                          At its discretion, the Investment Ethics Committee may request any and all information and/or documentation necessary to satisfy itself that no actual or potential conflict, or appearance of a conflict, exists between the proposed private placement purchase and the interests of any managed fund or account.

                          ADMs who have prior holdings of securities obtained in a private placement must request the written authorization of the Investment Ethics Committee to continue holding the security. This request for authorization must be initiated within 90 days of becoming an ADM.

                          To request authorization for prior holdings or new proposed acquisitions of securities issued in an eligible private placement, contact the Manager of the Ethics Office.

                      o SCALPING - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                      o SHORT-TERM TRADING - ADMs are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. Any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management. Transactions that are exempt from preclearance will not be considered purchases or sales for purposes of profit disgorgement. ADMs should be aware that for purposes of profit disgorgement, trading in derivatives (such as options) is deemed to be trading in the underlying security. (See Page 23 in the Glossary for an explanation of option transactions.) Therefore, certain investment strategies may be difficult to implement without being subject to profit disgorgement. Furthermore, ADMs should also be aware that profit disgorgement from 60-day trading may be greater than the economic profit or greater than the profit reported for purposes of income tax reporting.

                      o SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

PROHIBITION ON        You are prohibited from acquiring any security issued by
INVESTMENTS IN        a financial services organization if you are:
SECURITIES OF
FINANCIAL SERVICES    o     a member of the Mellon Senior Management Committee
ORGANIZATIONS
                      o     employed in any of the following departments:
                            Corporate Strategy & Development
                            Legal (Mellon headquarters only)
                            Finance (Mellon headquarters only)

                      o an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                      FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                      o     Commercial Banks other than Mellon
                      o Financial Holding Companies (or Bank Holding Companies) other than Mellon
                      o     Insurance Companies
                      o     Investment Advisory Companies
                      o     Shareholder Servicing Companies
                      o     Thrifts
                      o     Savings and Loan Associations
                      o     Broker-Dealers
                      o     Transfer Agents
                      o     Other Depository Institutions

                      The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                      EFFECTIVE DATE - Securities of financial services organizations properly acquired before the employee was subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                      Any acquisition of financial service organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                      o     Exempt securities (see Glossary)
                      o     acquisition in a non-discretionary account
                      o     involuntary acquisitions
                      o     securities received as gifts
                      o reinvestment of dividends (but not initial share and optional cash purchases) under a DRIP or acquisitions through an AIP
                      o acquisitions through a non-Mellon employee benefit plan

                      Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Ethics Office.

PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------


PROTECTING CONFIDENTIAL INFORMATION


                      As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon CODE OF CONDUCT.


INSIDER TRADING AND   Securities laws generally prohibit the trading of
TIPPING LEGAL         securities while in possession of "material nonpublic"
PROHIBITIONS          information regarding the issuer of those securities
                      (insider trading). Any person who passes along material nonpublic information upon which a trade is based
                      (tipping) may also be liable.

                      Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                      o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets

                      o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                      o     dividend declarations or changes

                      o     extraordinary borrowings or liquidity problems

                      o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing

                      o earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                      o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                      o a proposal or agreement concerning a financial restructuring

                      o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                      o a significant expansion or contraction of operations

                      o information about major contracts or increases or decreases in orders

                      o the institution of, or a development in, litigation or a regulatory proceeding

                      o developments regarding a company's senior management

                      o information about a company received from a director of that company

                      o information regarding a company's possible noncompliance with environmental protection laws


                      This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.


PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS
--------------------------------------------------------------------------------

INSIDER TRADING AND   "Nonpublic" - Information about a company is nonpublic
TIPPING LEGAL         if it is not generally available to the investing
PROHIBITIONS          public.  Information received under circumstances
(CONTINUED)           indicating that it is not yet in general circulation and
                      which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                      If you obtain material non-public information, you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.


MELLON'S POLICY       Employees who possess material nonpublic information
                      about a company--whether that company is Mellon, another
                      Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon.
                      These prohibitions remain in effect until the information has become public.

                      Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                      Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                      Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS ON THE   As a diversified financial services organization, Mellon
FLOW OF INFORMATION   faces unique challenges in complying with the
WITHIN MELLON (THE    prohibitions on insider trading and tipping of material
"SECURITIES FIRE      non-public information, and misuse of confidential
WALL")                information.  This is because one Mellon unit might have
                      material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Securities
                      Fire Wall" policy applicable to all employees.  The
                      "Securities Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions). Employees should refer to CPP 903-2(C) THE
                      SECURITIES FIRE WALL.


GLOSSARY

--------------------------------------------------------------------------------

DEFINITIONS

o ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

o ACCESS PERSON - As defined by Rule 17j-1 under the Investment Company Act of 1940, "access person" means:

     (A) With respect to a registered investment company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

     (B) With respect to a principal underwriter, any director, officer, or general partner of such principal underwriter who in the ordinary course of his/her business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

     (C) Notwithstanding the provisions of paragraph (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

     (D) An investment adviser is "primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.


o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:

     (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

     (B) Any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.


o    APPROVAL - written consent or written notice of non-objection.

o DIRECT FAMILY RELATION - employee's spouse, children (including stepchildren, foster children, sons-in-law and daughters-in-law), grandchildren, parents (including step-parents, mothers-in-law and fathers-in-law) grandparents, and siblings (including brothers-in-law, sisters-in-law and step brothers and sisters). Also includes adoptive relationships.

o EMPLOYEE - an individual employed by Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees in all world-wide locations; generally, for purposes of the Policy, does not include consultants and contract or temporary employees.

o ETHICS OFFICE - the group within the Audit & Risk Review Department of Mellon which is responsible for administering the ethics program at Mellon, including the Securities Trading Policy.



GLOSSARY
-----------------------------------------------------------------------------

DEFINITIONS (CONTINUED)

o     EXEMPT SECURITIES - defined as:

      direct obligations of the sovereign governments of the United States and the United Kingdom (does not include obligations of other instrumentalities of the US and UK governments or quasi-government agencies)

      commercial paper

      high-quality, short-term debt instruments having a maturity of 366 days or less at issuance and rated in one of the two highest rating categories bankers' acceptances

      bank certificates of deposit and time deposits

      repurchase agreements

      securities issued by open-end investment companies (i.e., mutual funds and variable capital companies)

      fixed and variable annuities

      unit trusts

o     FAMILY RELATION - see direct family relation.

o GENERAL COUNSEL - General Counsel of Mellon or any person to whom relevant authority is delegated by the General Counsel.

o INDEX FUND - an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

o INDIRECT OWNERSHIP - The securities laws of most jurisdictions attribute ownership of securities to someone in certain circumstances, even though the securities are not held in that person's name. For example, US federal securities laws contain a concept of "beneficial ownership", and UK securities laws contain a concept of securities held by "associates" (this term includes business or domestic relationships giving rise to a "community of interest"). The definition of "indirect ownership" that follows is used to determine whether securities held other than in your name are subject to the preclearance and other provisions of the Policy. It was designed to be consistent with various securities laws; however, there can be no assurance that attempted adherence to this definition will provide a defense under any particular law. Moreover, a determination of indirect ownership requires a detailed analysis of personal and/or financial circumstances that are subject to change. It is the responsibility of each employee to apply the definition below to his/her own circumstances. If the employee determines that he/she is not an indirect owner of an account and the Ethics Office becomes aware of the account, the employee will be responsible for justifying his/her determination. Any such determination should be based upon objective evidence (such as written documents), rather than subjective or intangible factors.

      GENERAL STANDARD. Generally, you are the indirect owner of securities (and preclearance and other provisions of the Policy will therefore apply to those securities) if, through any contract, arrangement, understanding, relationship or otherwise, you have the opportunity, directly or indirectly, to share at any time in any profit derived from a transaction in them (a "pecuniary interest"). The following is guidance on the application of this definition to some common situations.

      FAMILY MEMBERS. You are presumed to be an indirect owner of securities held by members of your immediate family who share the same household with you. "Immediate family" means your spouse, your children (including stepchildren, foster children, sons-in-law and daughters-in-law), your grandchildren, your parents (including stepparents, mothers-in-law and fathers-in-law), your grandparents and your siblings (including brothers-in-law, sisters-in-law and step brothers and sisters) and includes adoptive relationships. This presumption of ownership may be rebutted, but it will be difficult to do so if, with respect to the other person, you commingle any assets or share any expenses, you provide or receive any financial support, you influence investment decisions, you include them as a dependent for tax purposes or as a beneficiary under an employee benefit plan, or you are in any way financially codependent. Any attempt to disclaim indirect ownership with respect to family members who share your household MUST be based upon countervailing facts that you can prove in writing.



GLOSSARY
-----------------------------------------------------------------------------

DEFINITIONS (CONTINUED)

o     INDIRECT OWNERSHIP (CONT.)

      PARTNERSHIPS. If you are a general partner in a general or limited partnership, you are deemed to own your proportionate share of the securities owned by the partnership. Your "proportionate share" is the greater of your share of profits or your share of capital, as evidenced by the partnership agreement. Limited partners are NOT deemed to be owners of partnership securities absent unusual circumstances, such as influence over investment decisions.

      SHAREHOLDERS OF CORPORATIONS. You are NOT deemed to own the securities held by a corporation in which you are a shareholder unless you are a controlling shareholder or you have or share investment control over the corporation's portfolio.

      TRUSTS. Generally, parties to a trust will be deemed indirect owners of securities in the trust only if they have BOTH a pecuniary interest in the trust and investment control over the trust. "Investment control" is the power to direct the disposition of the securities in the trust. Specific applications are as follows:

      TRUSTEES: A trustee is deemed to have investment control over the trust unless there are at least three trustees and a majority is required for action. A trustee has a pecuniary interest in the trust if (i) the trustee is also a trust beneficiary, (ii) an immediate family member of the trustee (whether or not they share the same household) is a beneficiary, or (iii) the trustee receives certain types of performance-based fees.

      SETTLORS: If you are the settlor of a trust (that is, the person who puts the assets into the trust), you are an indirect owner of the trust's assets if you have a pecuniary interest in the trust AND you have or share investment control over the trust. You are deemed to have a pecuniary interest in the trust if you have the power to revoke the trust without anyone else's consent or if members of your immediate family who share your household are beneficiaries of the trust.

      BENEFICIARIES. If you or a member of your immediate family who shares your household is a beneficiary of a trust, you are deemed to have a pecuniary interest in the trust and will therefore be deemed an indirect owner of the trust's assets if you have or share investment control over the trust.

      REMAINDER INTERESTS. Remainder interests are those that do not take effect until after some event that is beyond your control, such as the death of another person. Remainder interests are typically created by wills or trust instruments. You are NOT deemed to be an indirect owner of securities in which you only have a remainder interest provided you have no power, directly or indirectly, to exercise or share investment control or any other interest.

      DERIVATIVE SECURITIES. You are the indirect owner of any security you have the right to acquire through the exercise or conversion of any option, warrant, convertible security or other derivative security, whether or not presently exercisable.

o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are open-end investment companies that issue and sell REDEEMABLE securities representing an undivided interest in the net assets of the company.

o INVESTMENT ETHICS COMMITTEE - committee that has oversight responsibility for issues related to personal securities trading and investment activity by Access Decision Makers. The committee is composed of investment, legal, risk management, audit and ethics management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are determined by the Corporate Ethics Officer.

o MANAGER OF THE ETHICS OFFICE - individual appointed by the Corporate Ethics Officer to manage the Ethics Office.

o     MELLON - Mellon Financial Corporation.



GLOSSARY
-----------------------------------------------------------------------------


DEFINITIONS (CONTINUED)

o NON-DISCRETIONARY ACCOUNT - an account for which the employee has no direct or indirect control over the investment decision making process. Non-discretionary accounts may only be exempted from preclearance and reporting procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions.

o OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time frame. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

      Call Options
          -If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.
          -If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.
      Put Options
          -If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.
          -If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.


       Below is a table describing the above:

                                          Transaction Type

                Option            Buy                      Sale
                 Type

                 Put        Sale of Underlying     Purchase of Underlying
                                 Security                 Security

                 Call     Purchase of Underlying     Sale of Underlying
                                 Security                 Security

o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of the Ethics Office and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under various laws and rules, such as the Securities Act of 1933 in the US and the Listing Rules in the UK. Such offerings are exempt from registration because they do not constitute a public offering. Private placements can include limited partnerships.

o SECURITY - any investment that represents an ownership stake or debt stake in a company, partnership, governmental unit, business or other enterprise. It includes stocks, bonds, notes, evidences of indebtedness, certificates of participation in any profit-sharing agreement and certificates of deposit. It also includes many types of puts, calls, straddles and options on any security or group of securities; fractional undivided interests in oil, gas, or other mineral rights; "investment contracts", "variable" life insurance policies and "variable" annuities, whose cash values or benefits are tied to the performance of an investment account. It does not include currencies. Unless expressly exempt, all securities transactions are covered under the provisions of the Policy (see definition of Exempt securities).

o SECURITIES FIRE WALL - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

o SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Financial Corporation.

o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.



EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER


Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith
     Account No. xxxxxxxxxxxx

To whom it may concern:

In connection with my existing brokerage account(s) with your firm, please be advised that my employer should be noted as an "Interested Party" with respect to my account(s). They should therefore, be sent copies of all trade confirmations and account statements relating to my account on a regular basis.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

      Manager of the Ethics Office
      Mellon Financial Corporation
      PO Box 3130
      Pittsburgh, PA 15230-3130


Thank you for your cooperation in this request.

Sincerely yours,



Employee

cc:  Manager of the Ethics Office (153-3300)